UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Barclays Global Investors Funds

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BARCLAYS GLOBAL INVESTORS FUNDS

400 Howard Street

San Francisco, California 94105

[                    ] [    ], 2009

To Our Shareholders:

On behalf of the Board of Trustees of Barclays Global Investors Funds (the “Trust”), I cordially invite you to a Special Meeting of Shareholders (the “Meeting”). The Meeting will be held on Friday, November 20, 2009, at the offices of the Trust located at 400 Howard Street, San Francisco, California 94105. The Meeting will be held at 9:30 a.m. (Pacific time). The formal notice of the Meeting is included with these materials.

As discussed in more detail in the enclosed Proxy Statement, on June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business (the “BGI business”), which includes Barclays Global Investors, N.A. (“BGI”) and Barclays Global Fund Advisors (“BGFA” or “Adviser”) to BlackRock, Inc. (“BlackRock”), one of the world’s largest publicly traded investment management firms. BGFA serves as investment adviser to the series (“Master Portfolios”) of Master Investment Portfolio (“MIP”), a separate fund in which series (“Funds”) of the Trust invest. Assuming the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing, the subsidiaries of Barclays operating the BGI business, including the Adviser, will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock, as described in more detail in the enclosed Proxy Statement. The Transaction is expected to close at the end of 2009.

The Transaction, when consummated, will cause the current investment advisory agreements for each Master Portfolio between MIP and BGFA to terminate. In order for the investment management of each Master Portfolio to continue uninterrupted after the consummation of the Transaction, we are asking Fund shareholders, at the Meeting, to direct their Funds to vote in favor of a new investment advisory agreement with BGFA for the Master Portfolios in which their Funds invest (“New Investment Advisory Agreement”). The advisory fee rate each Fund bears under the New Investment Advisory Agreement will be identical to the current advisory fee rate. The Board of Trustees of MIP has unanimously approved the New Investment Advisory Agreement for the Master Portfolios, subject to the approval of investors in the Master Portfolios, including the Funds; and the Board of Trustees of the Trust has unanimously determined to seek Fund shareholder direction to vote in favor of the New Investment Advisory Agreement.

In addition, shareholders of the Funds are being asked to elect a new slate of trustees to the Trust’s Board of Trustees. The nominees currently serve as trustees for a group of funds advised by an affiliate of BlackRock.

The Board of Trustees of the Trust unanimously recommends that you vote FOR each of these proposals at the Meeting.

Detailed information about the proposals is contained in the enclosed Proxy Statement. You are cordially invited to attend the Meeting for any Fund in which you own shares. Please take the time to review the materials. Shareholders of record who do not expect to vote in person at the Meeting are requested to cast your vote on the enclosed proxy cards and return the proxy cards in the enclosed postage-paid envelope or vote by touchtone phone or via the Internet as described above. You may also vote by live operator 1-866-586-0512. By calling the live operator, you will be able to vote on all proposals for all Funds that you own simultaneously. If you own shares in more than one Fund, calling the live operator may be the fastest way to vote. Please do not delay in voting your proxy. When shareholders fail to return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Your vote is important to us regardless of the number of shares you own.

We thank you for your time in considering these important proposals and for your continuing investment in Barclays Global Investors Funds.

Very truly yours,

Barclays Global Investors Funds

H. Michael Williams
President

IMPORTANT NOTICE:

Please cast your vote as soon as possible.

For your convenience, you may vote by any one of the following four simple methods:

•

By Live Operator: Simply dial toll-free 1-866-586-0512 and follow the instructions to vote by live operator. You will be required to provide the “control” numbers located on the proxy cards you receive. Please have the proxy cards available at the time of the call.

•

By the Internet: Simply log on to www.proxyvote.com. Make sure to have the proxy cards available when you plan to vote your shares. You will need the control number found on the proxy cards at the time you execute your vote.

•	By Automated Telephone: Simply dial the toll-free number on your proxy cards and follow the automated instructions. Please keep the proxy cards available at the time of the call.

•	By Mail: Simply sign, date, and complete the reverse side of the proxy cards and return it in the postage-paid envelope provided.

You may also cast your vote in person at the Meeting. If you have any questions regarding the proposals or need assistance in completing your proxy cards, please call Broadridge Financial Solutions, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-866-586-0512 (toll-free). Representatives are available Monday through Friday, 9:30 a.m.-12:00 midnight (Eastern time), and Saturday, 10:00 a.m. – 9:00 p.m. (Eastern time). If your vote is not received promptly, you may be contacted by a representative of the proxy solicitation firm who may solicit your vote by phone.

Important Information to Help You Understand and Vote on the Proposals at the Meeting

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals on which shareholders are requested to vote. Your vote is important.

Questions and Answers

Who gets to vote?

Any person who owned shares of any series (a “Fund”) of Barclays Global Investors Funds (the “Trust”) on the “record date,” which was September 30, 2009, even if that person later redeemed those shares.

Each Fund invests all of its assets in a corresponding series (“Master Portfolio”) of Master Investment Portfolio (“MIP”), a separate mutual fund that has an identical investment objective as the Fund and is advised by Barclays Global Fund Advisors (“BGFA”) pursuant to an investment advisory agreement between MIP and BGFA.

What proposals am I being asked to vote on?

At the special meeting (the “Meeting”), as a shareholder of one or more Funds, you are being asked to direct your Funds to vote in favor of a proposed new investment advisory agreement between BGFA and MIP for the Master Portfolios in which your Funds invest (“New Investment Advisory Agreement”).

In addition, as a shareholder of one or more Funds, you are also being asked to elect nominees for trustees of the Trust’s Board of Trustees (the “Board”), as named in the enclosed Proxy Statement.

Are the advisory fee rates payable under the New Investment Advisory Agreement higher than the advisory fee rates currently in effect for the Master Portfolios?

No. The proposal to approve the New Investment Advisory Agreement does not seek any increase in the advisory fee rates for any Fund. BGFA has no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Master Portfolios for a period of two years from the date of the closing of the Transaction (as defined below).

Why am I being asked to vote?

Mutual funds are required to obtain their shareholders’ approval for certain types of changes, including new investment advisory agreements and certain elections of trustees.

Your Funds, as investors in the Master Portfolios, have a right to vote on approval of the New Investment Advisory Agreement between MIP and BGFA. The Board has determined to “pass-through” the Funds’ vote to you and the other shareholders of the Funds and is seeking your direction to vote in favor of the New Investment Advisory Agreement.

As a shareholder in one or more Funds, you have the right to vote on the election of the nominees to the Board of Trustees of the Trust.

Why does MIP need the proposed New Investment Advisory Agreement?

MIP needs the proposed New Investment Advisory Agreement because the current investment advisory agreements between MIP and BGFA will terminate upon the closing of the proposed sale of BGFA to BlackRock, Inc. (“BlackRock”). On June 16, 2009, Barclays Bank PLC (“Barclays”) entered into an agreement to sell its interest in the Barclays Global Investors asset management business (the “BGI business”), which includes Barclays Global Investors, N.A. (“BGI”) and BGFA, to BlackRock, one of the world’s largest publicly traded investment management firms. BGFA serves as investment adviser to the Master Portfolios of MIP in which the Funds invest all of their assets. Assuming the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing, the subsidiaries of Barclays operating the BGI business, including BGFA, will be sold to BlackRock (the “Transaction”) for cash and BlackRock stock, as described in more detail in the enclosed proxy statement. The Transaction is expected to close at the end of 2009. The closing of the Transaction involves a change of control of BGFA resulting in the automatic termination of the existing investment advisory agreements of MIP. Consequently, a new investment advisory agreement, which must be approved by the Funds and other investors in the Master Portfolios, will be necessary in order for the investment management of each Master Portfolio to continue uninterrupted after consummation of the Transaction.

Under the proposed New Investment Advisory Agreement with BGFA, the services to be provided by BGFA, after the sale of BGFA to BlackRock, and the rates at which fees are to be paid by the Master Portfolios are the same as under the existing investment advisory agreements with BGFA. In addition, the other terms of the New Investment Advisory Agreement are substantially the same as the existing investment advisory agreements, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

Why am I being asked to vote on the election of Trustees?

At the Meeting, you are being asked to vote on the election of Trustees because BGI and BlackRock recommended to the Board a proposal for a new slate of 13 nominees to the Board in order to streamline Board operations as a result of the Transaction, and the Board approved submitting the new slate of nominees to shareholders. Biographical information for the nominees is included in the enclosed Proxy Statement (see “Proposal 2: Election of Trustees”).

What else can you tell me about BlackRock?

BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is one of the world’s largest publicly traded investment management firms. As of June 30, 2009, BlackRock’s assets under management were approximately $1.373 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® for risk management, investment system outsourcing and financial advisory services. BlackRock has employees in 21 countries and a major presence in key global markets, including the U.S., Europe, Asia, Australia and the Middle East.

How does the Board recommend that I vote on the proposals?

After careful consideration, the Board unanimously recommends that you vote “FOR” each of the proposals.

How do I cast my vote?

For your convenience, you may vote in any of the following four simple ways:

•

By Live Operator: Simply dial toll-free 1-866-586-0512 and follow the instructions to vote by live operator. You will be required to provide the “control” numbers located on the proxy cards you receive. Please have the proxy cards available at the time of the call. Representatives are available Monday through Friday, 9:30 a.m.-12:00 midnight (Eastern time), and Saturday, 10:00 a.m. – 9:00 p.m. (Eastern time).

•

By the Internet: Simply log on to www.proxyvote.com. Make sure to have the proxy cards available when you plan to vote your shares. You will need the control number found on the proxy cards at the time you execute your vote.

•	By Automated Telephone: Simply dial the toll-free number on your proxy cards and follow the automated instructions. Please keep the proxy cards available at the time of the call.

•	By Mail: Simply sign, date, and complete the reverse side of the proxy cards and return it in the postage-paid envelope provided.

You may also vote your shares in person at the Meeting.

If I only have a few shares, why should I bother to vote?

Your vote makes a difference. For purposes of reaching a quorum and voting, each Fund’s Meeting is independent from the Meeting for each of the other Funds. If many shareholders choose not to vote, a Fund may not receive enough votes to reach a quorum in order to conduct the Meeting for that Fund. If that appears likely to happen, the Trust will have to send additional mailings to shareholders to try to get more votes – a process that would be very costly.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that your Fund receives enough votes to act on the proposals. The final opportunity to cast your vote is at the Meeting.

Who do I call if I have questions?

If you have any questions regarding the proposals or need assistance in completing your proxy cards or casting your vote by live operator, touchtone phone or via the Internet, please call Broadridge Financial Solutions, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-866-586-0512 (toll-free). Representatives are available Monday through Friday, 9:30 a.m.-12:00 midnight (Eastern time), and Saturday, 10:00 a.m. – 9:00 p.m. (Eastern time).

BARCLAYS GLOBAL INVESTORS FUNDS

400 Howard Street

San Francisco, California 94105

Notice of Special Meeting of Shareholders

Scheduled for November 20, 2009

This is the notice and formal agenda for the Special Shareholder Meeting (the “Meeting”) of Barclays Global Investors Funds (the “Trust”). It tells you the matters you will be asked to vote on and the time and place of the Meeting, in case you want to attend the Meeting in person.

To Our Shareholders:

The Meeting will be held on Friday, November 20, 2009 at 9:30 a.m. (Pacific Time) at the offices of the Trust located at 400 Howard Street, San Francisco, California 94105.

The Trust currently consists of the following series:

LifePath Portfolios	Money Market Funds	Other Funds
LifePath® Retirement Portfolio	Institutional Money Market Fund	Bond Index Fund
LifePath 2010® Portfolio	Prime Money Market Fund	S&P 500 Stock Fund
LifePath 2020® Portfolio	Government Money Market Fund
LifePath 2030® Portfolio	Treasury Money Market Fund
LifePath 2040® Portfolio
LifePath® 2050 Portfolio

(each, a “Fund” and collectively, the “Funds”). Each Fund invests all of its assets in a corresponding series (“Master Portfolio”) of Master Investment Portfolio (“MIP”), a separate mutual fund that has an identical investment objective as the Fund and is advised by Barclays Global Fund Advisors (“BGFA” or “Adviser”) pursuant to an investment advisory agreement between MIP and BGFA. The accompanying Proxy Statement relates to all Funds.

The Meeting is being called to consider and act upon the following proposals for each Fund and to transact such other business as may properly come before the Meeting:

Proposal 1: To direct your Fund to vote in favor of a proposed new investment advisory agreement between BGFA and MIP for the Master Portfolio in which your Fund invests.

Proposal 2: To elect nominees for Trustees of the Trust, as named in the Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting and the proposals.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

You may vote at the Meeting and any adjournment thereof if you are the record owner of shares of one or more Funds as of the close of business on September 30, 2009.

If you have any questions regarding the proposals or need assistance in completing your proxy cards or casting your vote by the live operator, the touchtone phone process or via the Internet, please call Broadridge Financial Solutions, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-866-586-0512 (toll-free). Representatives are available Monday through Friday, 9:30 a.m.-12:00 midnight (Eastern time), and Saturday, 10:00 a.m.-9:00 p.m. (Eastern time).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 20, 2009: This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees,

/s/ Eilleen M. Clavere
Eilleen M. Clavere
Secretary

[                    ] [    ], 2009

PROXY STATEMENT

Barclays Global Investors Funds

400 Howard Street

San Francisco, California 94105

Special Meeting of Shareholders

This proxy statement (the “Proxy Statement”) contains the information that you should know before voting on the proposals summarized below. The Board of Trustees (the “Board”) of Barclays Global Investors Funds (the “Trust”) plans to begin sending this Proxy Statement, the attached notice of the special meeting of shareholders (the “Meeting”) of the Trust to which this Proxy Statement relates, and the enclosed proxy cards on or about October 14, 2009 to all shareholders entitled to vote. If you attend the Meeting, you may vote your shares in person on the proposals presented at the Meeting. Even if you do not attend the Meeting, you may vote by proxy in one of the following four simple ways:

By Live Operator: Simply dial toll-free 1-866-586-0512 and follow the instructions to vote by live operator. You will be required to provide the “control” numbers located on the proxy cards you receive. Please have the proxy cards available at the time of the call. Representatives are available Monday through Friday, 9:30 a.m.-12:00 midnight (Eastern time), and Saturday, 10:00 a.m. – 9:00 p.m. (Eastern time).

By the Internet: Simply log on to www.proxyvote.com. Make sure to have the proxy cards available when you plan to vote your shares. You will need the control number found on the proxy cards at the time you execute your vote.

By Automated Telephone: Simply dial the toll-free number on your proxy cards and follow the automated instructions. Please keep the proxy cards available at the time of the call.

By Mail: Simply sign, date, and complete the reverse side of the proxy cards and return them in the postage-paid envelope provided.

Your vote is very important. If many shareholders choose not to vote, a Fund may not receive enough votes to reach a quorum in order to conduct the Meeting for that Fund. Whether or not you plan to attend the Meeting in person, please mark, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope or vote by live operator, touchtone phone or via the Internet today.

By calling the live operator, you will be able to vote on all proposals for all Funds that you own simultaneously. If you own shares in more than one Fund, calling the live operator may be the fastest way to vote.

Photographic identification will be required for admission to the Meeting.

Each series (each, a “Fund” and collectively, the “Funds”) of the Trust will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s report should call 1-877-BGI-1544 (1-877-244-1544) (toll-free), write to the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or email the Trust at BGIFUNDS@seic.com. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or this Proxy Statement, shareholders should contact the applicable Fund at the address and phone number set forth above.

Introduction

This Proxy Statement is being furnished to shareholders of each Fund in connection with the solicitation of proxies by the Board for the Meeting to be held at the principal executive offices of the Trust located at 400 Howard Street, San Francisco, California 94105 on Friday, November 20, 2009. The Meeting will be held at 9:30 a.m. (Pacific time).

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of the following Funds:

LifePath Portfolios[1]	Money Market Funds	Other Funds
LifePath® Retirement Portfolio	Institutional Money Market Fund	Bond Index Fund
LifePath 2010® Portfolio	Prime Money Market Fund	S&P 500 Stock Fund[2]
LifePath 2020® Portfolio	Government Money Market Fund
LifePath 2030® Portfolio	Treasury Money Market Fund
LifePath 2040® Portfolio
LifePath® 2050 Portfolio

Each Fund invests all of its assets in a corresponding series (“Master Portfolio”) of Master Investment Portfolio (“MIP”), a separate mutual fund that has an identical investment objective as the Fund and is advised by Barclays Global Fund Advisors (“BGFA” or “Adviser”), pursuant to an investment advisory agreement between MIP and BGFA. Barclays Global Investors, N.A. (“BGI”) is the administrator for each Fund and corresponding Master Portfolio.

[1]	LifePath® is a registered service mark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.
[2]

Standard & Poor’s (“S&P”) does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio. Standard & Poor’s®, S&P®, and S&P 500® are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and the S&P 500 Index Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio.

The Meeting is being called to consider and act upon the following proposals for each Fund and to transact such other business as may properly come before the Meeting:

Proposal 1: To direct your Fund to vote in favor of a proposed new investment advisory agreement between BGFA and MIP for the Master Portfolio in which your Fund invests (“Investment Advisory Proposal”); and

Proposal 2: To elect nominees for Trustees of the Trust, as named in the Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated (“Trustee Election Proposal”).

This Proxy Statement and the proposals relate to all of the Funds. The proposals are set forth in the Notice of Special Meeting of Shareholders and are discussed in detail in this Proxy Statement.

This solicitation of proxies is being made by the Board in connection with the Meeting. The proposals are being submitted to a vote of shareholders in light of the agreement that Barclays Bank PLC (“Barclays”), the parent company of BGI and BGFA, entered into with BlackRock, Inc. (“BlackRock”) on June 16, 2009 to sell its interests in BGFA, BGI and certain affiliated companies to BlackRock (the “Transaction”).

The new investment advisory agreement with BGFA (the “New Investment Advisory Agreement”) is being proposed for MIP because its current investment advisory agreements with BGFA (the “Current Investment Advisory Agreements”) will terminate upon the closing of the Transaction (the “Closing”). The Closing will result in a change of control of BGFA and, as a result, the automatic termination of the Current Investment Advisory Agreements. Consequently, a new investment advisory agreement, which must be approved by the Funds and other investors in the Master Portfolios, will be necessary in order for the investment management of each Master Portfolio to continue uninterrupted after the Closing.

Under the proposed New Investment Advisory Agreement, the services to be provided by BGFA, after the sale of BGFA to BlackRock, and the rates at which fees are to be paid by the Master Portfolios are the same as under the Current Investment Advisory Agreements. In addition, the other terms of the New Investment Advisory Agreement are substantially the same as the Current Investment Advisory Agreements, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

BGI and BlackRock also recommended to the Board the Trustee Election Proposal for a new slate of 13 nominees to the Board in order to streamline Board operations as a result of the Transaction, and the Board approved submitting the new slate of nominees to shareholders. Biographical information for the nominees is included below. The eight current Trustees of the Trust have indicated their intention to resign upon the later of the Closing or election of the new Trustees comprising a duly constituted Board, whichever occurs later.

No business other than the Investment Advisory Proposal and Trustee Election Proposal may properly be presented for consideration at the Meeting. If any other procedural matter relating to the proposals at the Meeting is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Each shareholder is entitled to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times the net asset value per share) of shares outstanding in such shareholder’s name on the books of the Trust on September 30, 2009 (the “Record Date”). Shareholders who owned shares of any class of any Fund at the close of business on the Record Date are entitled to vote on all of their Fund’s business at the Meeting and any adjournment thereof. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card for the Meeting.

The following table sets forth the number of shares outstanding and aggregate net asset value as of the Record Date for each Fund:

Fund	Shares Outstanding as of Record Date	Aggregate Net Asset Value as of Record Date
LifePath Retirement Portfolio

LifePath 2010 Portfolio

LifePath 2020 Portfolio

LifePath 2030 Portfolio

LifePath 2040 Portfolio

LifePath 2050 Portfolio

Institutional Money Market Fund

Prime Money Market Fund

Government Money Market Fund

Treasury Money Market Fund

Bond Index Fund

S&P 500 Stock Fund

It is important for you to vote on the proposals as described in this Proxy Statement. Shareholders of each Fund vote separately for the approval of the New Investment Advisory Agreement for the corresponding Master Portfolio. Shareholders of each Fund vote together for the election of Trustees. We recommend that you read this Proxy Statement in its entirety; the explanations will help you to decide on the proposals.

Proposal 1: Approval of a New Investment Advisory Agreement

At the Meeting, you will be asked to direct your Fund to vote in favor of the New Investment Advisory Agreement between MIP and BGFA for the Master Portfolio in which your

Fund invests. The services to be provided by BGFA and the rates at which fees are to be paid by the Master Portfolios under the New Investment Advisory Agreement are the same as under the Current Investment Advisory Agreements. In addition, the other terms of the New Investment Advisory Agreement are substantially identical to the Current Investment Advisory Agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. For a further description of the New Investment Advisory Agreement and a comparison of the New Investment Advisory Agreement and the Current Investment Advisory Agreements, see “The New Investment Advisory Agreement” and “Comparison of the New Investment Advisory Agreement to the Current Investment Advisory Agreements” below. The form of the New Investment Advisory Agreement is attached hereto as Appendix A.

Because the Transaction involves a change of control of BGFA, it will result in the automatic termination of the Current Investment Advisory Agreements in accordance with their terms, as required by the 1940 Act. Therefore, investors in each Master Portfolio, including the Funds, are being asked by the Board of Trustees of MIP to approve the New Investment Advisory Agreement for that Master Portfolio, and shareholders of each Fund are being asked to direct their Fund to vote in favor of the New Investment Advisory Agreement for the Master Portfolio in which their Fund invests. If so approved, the New Investment Advisory Agreement for each Master Portfolio would become effective upon the consummation of the Transaction, including the sale of BGFA to BlackRock.

Description of the Transaction

On June 16, 2009, Barclays entered into an agreement (the “Transaction Agreement”) to sell its interest in the Barclays Global Investors asset management business (the “BGI business”), which includes BGI and BGFA, to BlackRock, one of the world’s largest publicly traded investment management firms. BGFA serves as investment adviser to the Master Portfolios.

Pursuant to the terms of the Transaction Agreement, BlackRock will acquire the BGI business for approximately $13.5 billion.3 As part of the Transaction, Barclays will receive 37.784 million shares of common stock and common stock equivalents in BlackRock worth approximately $6.9 billion (based upon the closing price of BlackRock’s common stock on June 11, 2009) and $6.6 billion in cash. The shares will represent a 4.9% voting interest and approximately an aggregate 19.9% economic interest in the combined company. Under the terms of the Transaction Agreement, Barclays will have certain restrictions on the sale or acquisition of shares in BlackRock and will have the right to maintain its ownership percentage if BlackRock issues additional shares in the future. In addition, the Transaction is subject to certain regulatory approvals and several other conditions precedent to closing. The Closing is expected to take place at the end of 2009. The Closing is not subject to approval of the New Investment Advisory Agreement; however, Barclays and BlackRock have agreed to use their reasonable best efforts to obtain such approval. For a discussion of continued investment management of the Master Portfolios in the event that the New Investment Advisory Agreement is not approved by the time of the Closing, see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreement.”

[3]	The consideration for the Transaction is subject to a downward adjustment (which shall not be more than $1.4 billion) based on certain decreases in BGI’s annualized run-rate revenues between April 30, 2009 and the Closing, excluding the impact of market movements.

It is expected that substantially all of the current employees of BGI and BGFA will remain employees of the combined organization and will continue to provide services to the Funds and Master Portfolios following the Transaction. In addition, it is expected that John Varley, Barclays Group Chief Executive, and Robert E. Diamond, Jr., Barclays Group President and Chief Executive Officer of Investment Banking and Investment Management will be nominated to the Board of Directors of BlackRock. It is also expected that Blake Grossman, Chief Executive Officer of BGI, will serve as a Vice Chairman of the combined company, head of Scientific Investing, and as a member of the Office of the Chairman of the combined company.

At the Closing, the combined company is expected to be the world’s largest asset management company with more than $3 trillion in assets under management (based on figures as of June 30, 2009) and will have more than 9,000 employees in 24 countries worldwide. The combined company is expected to continue to list its shares of common stock on the New York Stock Exchange under the ticker symbol [    ]. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® for risk management, investment system outsourcing and financial advisory services.

BlackRock is independent in ownership and governance, with no single stockholder owning a majority of its stock, and its Board of Directors is comprised of a majority of independent directors. Merrill Lynch & Co., Inc. (“Merrill Lynch”), a wholly-owned subsidiary of Bank of America, N.A. (“Bank of America”), and The PNC Financial Services Group, Inc. (“PNC”) own, as of June 30, 2009, approximately 4.6% and 43.9% of BlackRock’s voting common stock, respectively, and approximately 46.3% and 30.8% of BlackRock’s capital stock on a fully diluted basis, respectively. The remaining approximately 22.9% of BlackRock’s capital stock is held by employees and the public. After the Closing, it is anticipated that Bank of America, through its subsidiary, Merrill Lynch, Barclays and PNC will own 3.4%, 4.9% and 32.8%, respectively, of BlackRock’s voting common stock and approximately 34.2%, 19.9% and 24.6%, respectively, of BlackRock’s capital stock on a fully diluted basis.

The strategic rationale of the Transaction for BlackRock and Barclays is to bring together the highly complementary strengths of BlackRock and BGI in asset classes, investment products, distribution channels and global platforms and achieve larger operating and financial scale. BlackRock and BGI believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. As one combined company, BlackRock and BGI believe they will have a world-class product offering across virtually all asset classes and will bring an even greater solutions-centered approach to retail and institutional clients. BlackRock believes that BGI’s record of product development, risk analytics and leadership in quantitative investing, indexing, and retirement solutions will complement BlackRock’s expertise in active fund management, tailored solutions, innovative culture and risk management via BlackRock Solutions®. The combined company’s products will include equities, fixed income, cash management and alternative investments, and will offer clients diversified access to global markets through separate accounts, common and collective trust funds, mutual funds, exchange-traded funds, hedge funds, and closed-end funds.

BGI, BGFA and BlackRock anticipate that the Transaction will provide a number of benefits, including:

•

Increasing the scale of the combined companies, potentially providing BlackRock with greater opportunities to deliver quality client service, to attract and retain talented professionals and to enhance the ability to make ongoing reinvestments in the business;

•

Following the Closing, allowing BlackRock potentially to provide a broader product offering across multiple asset classes, which could facilitate a greater range of investment solutions for clients; and

•	Providing the Funds with access to BlackRock’s investment, risk and systems capabilities.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act offers a safe harbor for persons selling advisory businesses from claims that they have sold a fiduciary office (i.e., their contractual investment advisory relationship with the funds they advise) in exchange for compensation in the sale of their business. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser of a registered investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Fund currently satisfies this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period following the completion of the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, an investment company, other than bona fide ordinary compensation as principal underwriter, or (ii) from an investment company or its security holders for other than bona fide investment advisory or other services.

In the Transaction Agreement BlackRock agreed to conduct its business after the Closing in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Funds.

The New Investment Advisory Agreement

Under the New Investment Advisory Agreement, BGFA will be required to provide the same advisory services to each Master Portfolio as under its Current Investment Advisory Agreement. The rates at which the fees are to be paid by each Master Portfolio under the New Investment Advisory Agreement are identical to the rates at which the fees are currently paid by that Master Portfolio under its Current Investment Advisory Agreement.

The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreements except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form (see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreement”).

Board Approvals and Considerations

The Board of Trustees of MIP, including the Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of MIP, held three in-person meetings on July 30, 2009, August 11, 2009, and September 3, 2009, for purposes of considering whether it would be in the best interests of each Master Portfolio and its investors, including the Funds, to approve the New Investment Advisory Agreement between MIP and BGFA on behalf of each Master Portfolio. At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Investment Advisory Agreement for each Master Portfolio as being in the best interests of the Master Portfolio and its investors and recommended its approval by investors. The Board of the Trust (which consists of the same individuals as the Board of Trustees of MIP) also held meetings on July 30, 2009, August 11, 2009, and September 3, 2009, for purposes of considering the voting of each Fund’s interest in its corresponding Master Portfolio. At the meeting held on September 3, 2009, the Board of the Trust, including a majority of the Independent Trustees, unanimously determined to pass through the vote on the New Investment Advisory Agreement to shareholders of the Funds and to recommend that the shareholders of each Fund vote to direct the Funds to approve the New Investment Advisory Agreement.

In preparation for their consideration of the New Investment Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BGI and BGFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BGFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Investment Advisory Agreement, the MIP Board of Trustees, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Current Investment Advisory Agreements. At that time, the MIP Board of Trustees unanimously approved the selection of BGFA and the continuance of the Current Investment Advisory Agreements based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Current Investment Advisory Agreements for the Master Portfolios, the MIP Board of Trustees, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BGFA, the Master Portfolios’ expenses and performance, costs of services provided to the Master Portfolios and profits realized by BGFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BGFA and its affiliates and other benefits to BGFA and/or its affiliates, all as described in Appendix C.

At the July 30, 2009, August 11, 2009 and September 3, 2009 Board meetings, the Trustees discussed with representatives of BGI, BGFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BGFA, the Master Portfolios and the Funds. At these Board meetings, representatives of BGI, BGFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BGFA in connection with the Transaction, including the anticipated senior management structure of BGFA and portfolio management personnel for the Master Portfolios following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BGFA, the Master Portfolios and their investors, including the Funds, and the New Investment Advisory Agreement.

In connection with the Board’s review of the New Investment Advisory Agreement, BGI, BGFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

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that the Adviser and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•	that the Funds may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Funds will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

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that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolios and their shareholders by BGFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BGFA will remain employees of BGFA and will continue to provide services to Master Portfolios following the Transaction;

•

that BlackRock has agreed to conduct its business after the Closing in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolios which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the Closing, as discussed above under “Section 15(f) of the 1940 Act”;

•

that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolios and the Funds in connection with the consideration by the Boards of Trustees of MIP and the Trust of the New Investment Advisory Agreement; and (ii) all costs of seeking approval of the New Investment Advisory Agreement by Master Portfolio investors; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

In approving BGFA as adviser, approving the New Investment Advisory Agreement for the Master Portfolios and recommending that investors approve the New Investment Advisory Agreement, the Board of Trustees of MIP, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

Nature, Extent and Quality of Services Provided. The Board of Trustees of MIP noted that the terms of the New Investment Advisory Agreement will be substantially identical to the Current Investment Advisory Agreements and considered representations by BGFA, BGI and BlackRock that there would be no diminution in the scope of services provided by BGFA under the New Investment Advisory Agreement as compared to the scope of services provided by BGFA under the Current Investment Advisory Agreements. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BGFA, BGI and BlackRock that members of the current portfolio management teams for the Master Portfolios (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolios after the Transaction. The Board also considered BGFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

The Board noted the representations of BGFA, BGI and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BGFA in managing the Master Portfolios. The Board also considered that the Master Portfolios and their investors, including the Funds and their shareholders, may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BGFA under the New Investment Advisory Agreement compared with the services provided by BGFA under the Current Investment Advisory Agreements and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolios’ Expenses and Performance of the Master Portfolios. The Board took into account that the fee rates for each Master Portfolio under the New Investment Advisory Agreement are identical to the fee rates under the respective Current Investment Advisory Agreements. Further, the Board noted that representatives of BGFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Master Portfolios for a period of two years. BGFA advised that, in connection with the Transaction, it will enter into contractual advisory fee waivers for each Master Portfolio currently subject to such a waiver on the same terms as the current contractual advisory fee waivers, all of which would otherwise terminate at the Closing. In addition, the rates at which the administration fees are to be paid by the Master Portfolios and Funds will not change as a result of the Transaction, nor will there be any other change in the expense structures.

The Board considered BGFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolios could not be predicted.

Costs of Services Provided to the Master Portfolios and Profits Realized by BGFA and its Affiliates. In evaluating the costs of the services to be provided by BGFA under the New Investment Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreements, including the fact that the fee rates under the agreements are identical and that representatives of BGFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BGFA’s profitability from its relationship with the Master Portfolios. BGFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BGFA to calculate investment company profitability and a comparison of each Master Portfolio’s 2007 and 2008 profitability to BGFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of Scale. The Board noted that the Current Investment Advisory Agreements and the New Investment Advisory Agreement do not provide any breakpoints in the investment advisory fee rates as a result of any increases in the asset levels of the Master Portfolios. However, the Board noted that the investment advisory fee rates for the Master Portfolios had been set initially at the lower end of the marketplace so as to afford the Master Portfolios’ investors the opportunity to share in anticipated economies of scale from inception. For the money market Master Portfolios, the Board also noted BGFA’s agreement to contractually waive a portion of its advisory fee for each of these Master Portfolios.

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolios. The Board determined that changes to the fee structure were not currently necessary. For more information about the fees paid by the Master Portfolios, please see Appendices B and D, which list the rate of compensation described in each Master Portfolio’s Current Investment Advisory Agreement and the New Investment Advisory Agreement, and the amount paid to BGFA for each Master Portfolio’s most recent fiscal year. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BGFA and its Affiliates. In March 2009, the Board had considered the Master Portfolios’ advisory fee rates under the Current Investment Advisory Agreements (which are the same as the advisory fees rates under the New Investment Advisory Agreement) in comparison to the investment advisory/management fee rates for Other Accounts (as defined in Appendix C). As described in Appendix C, the Board noted that any differences between the investment advisory fee rates for the Master Portfolios and the investment advisory/management fee rates for the Other Accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts and determined that the investment advisory fee rates do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other Benefits to BGFA and/or its Affiliates. In March 2009, the Board had reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Master Portfolios by BGFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolios’ investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions. The Board of MIP examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Investment Advisory Agreement, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolios and their investors to unanimously approve the New Investment Advisory Agreement and recommended that investors approve the New Investment Advisory Agreement.

The Interim Investment Advisory Agreement

The Board also approved an interim investment advisory agreement for each Master Portfolio between MIP and BGFA (the “Interim Investment Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act to take effect upon Closing in the event that investor approval of the New Investment Advisory Agreement has not yet been obtained for any Master Portfolio. In reliance on Rule 15a-4, the Interim Investment Advisory Agreement will allow BGFA to continue performing advisory services with respect to each Master Portfolio for a maximum of 150 days following the Closing, while such Master Portfolios continue to seek investor approval of the New Investment Advisory Agreement. Compensation earned by BGFA under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account pending investor approval of the New Investment Advisory Agreement. If investors approve the New Investment Advisory Agreement within the 150 day-period, the amount held in the escrow account, including interest, will be paid to BGFA. If investors of a Master Portfolio do not approve the New Investment Advisory Agreement, BGFA will be paid the lesser of the costs incurred in performing services under the Interim Investment Advisory Agreement or the total amount in the escrow account, including interest earned. Investor approval of the Interim Investment Advisory Agreement is not required by the 1940 Act and is not being sought. The terms of the Interim Investment Advisory Agreement, and the fee rates paid thereunder, are substantially identical to the Current Investment Advisory Agreements and the New Investment Advisory Agreement, except for the fee escrow, termination provisions and the time periods covered by the agreements. In its approval of the Interim Investment Advisory Agreement, the Board considered substantially the same factors and drew substantially the same conclusions as those described in connection with the approval of the New Investment Advisory Agreement (see “Board Approvals and Considerations” above).

If, 150 days after the Closing, a Master Portfolio’s investors still have not approved the New Investment Advisory Agreement, the Board would be required to take such actions as it deems to be in the best interests of such Master Portfolio and its investors. Such actions may include negotiating a new investment advisory agreement with an advisory organization selected by such Board, the re-solicitation of investors, or making other arrangements.

Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreement

Set forth below is a more detailed description of the terms of the New Investment Advisory Agreement and a comparison to the terms of the Current Investment Advisory Agreements. A copy of the form of the New Investment Advisory Agreement is attached to this Proxy Statement as Appendix A and you should refer to Appendix A for the complete terms of the New Investment Advisory Agreement.

Investment Advisory Services. The investment advisory services required to be provided by BGFA to each Master Portfolio under the New Investment Advisory Agreement are the same as the services provided by BGFA to the Master Portfolios under the Current Investment Advisory Agreements. Both the Current Investment Advisory Agreements and the New Investment Advisory Agreement require that BGFA (1) manage the investing and reinvesting of each Master Portfolio’s assets in accordance with BGFA’s best judgment and consistent with the investment objective and restrictions set forth in MIP’s registration statement, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Board, (2) provide to each Master Portfolio investment guidance and policy direction in connection with the daily management of each Master Portfolio’s assets, and (3) furnish to the Board periodic reports on the investment strategy and performance of each Master Portfolio and such additional reports and information as MIP, the Board and officers shall reasonably request.

Advisory Fee Rates. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreement, MIP, on behalf of each Master Portfolio, has agreed to pay BGFA a fee on a monthly basis at an annual rate based on the average daily value of the applicable Master Portfolio’s net assets during the preceding month. The proposed fee rates under the New Investment Advisory Agreement are identical to the fee rates payable to BGFA under the Current Investment Advisory Agreements with respect to all Master Portfolios, and the same contractual waivers will apply to the New Investment Advisory Agreement. The fee rates for each Master Portfolio under its Current Investment Advisory Agreement and the New Investment Advisory Agreement are set forth in Appendix B.

In connection with the Current Investment Advisory Agreements, BGFA has contractually agreed to waive a portion of its advisory fees for certain Master Portfolios through April 30, 2011, as indicated in Appendix B, and these contractual waivers will terminate upon the Closing. The Adviser has agreed to enter into new contractual waivers with identical terms (including effectiveness through April 30, 2011) at the same time the New Investment Advisory Agreement is entered into.

Authority for Subadvisers. The Current Investment Advisory Agreements contain provisions relating to the ability of BGFA to employ and retain a subadviser to perform some or all of the advisory services. The New Investment Advisory Agreement contains a similar provision with updated language. This updated provision affords BGFA slightly greater flexibility to retain a subadviser, including an affiliated subadviser, should the need arise in the future. If BGFA desires to retain a subadviser with respect to any Master Portfolio, the Board and, to the extent required by applicable law, the investors of the applicable Master Portfolios would be required to approve the subadviser and the subadvisory agreement. (The Master Portfolios do not currently have any subadvisers.)

Payment of Expenses. The New Investment Advisory Agreement requires BGFA to pay the costs of printing and distributing all materials relating to each Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, registration statements, reports for investors and other materials distributed to existing or prospective investors on behalf of the Master Portfolio. BGFA shall, at its expense, employ or associate with itself such persons as BGFA believes appropriate to assist it in performing its obligations under the New Investment Advisory Agreement. Each of the Current Investment Advisory Agreements provides for the same payment of expenses by BGFA.

Limitation on Liability. Under the New Investment Advisory Agreement, BGFA will not be liable for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Agreement will be deemed to protect or purport to protect BGFA against any liability to MIP or its investors to which BGFA would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of BGFA’s duties under the Agreement or by reason of reckless disregard of its obligations and duties thereunder. For avoidance of doubt, the New Investment Advisory Agreement includes language indicating that BGFA’s liability is limited only to the extent permitted by applicable law. This additional language states: “Notwithstanding any of the foregoing to the contrary, the provisions of this section shall not be construed so as to relieve (or attempt to relieve) BGFA of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but will be construed so as to effectuate the provisions of this section to the fullest extent permitted by law.”

Term, Continuance, and Termination. The New Investment Advisory Agreement provides that, unless earlier terminated with respect to a Master Portfolio as described below, it will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to each Master Portfolio, but only so long as each such continuation is specifically approved in the manner required by the 1940 Act. The New Investment Advisory Agreement provides that it will terminate automatically in the event of its assignment and may be terminated at any time with respect to any Master Portfolio, without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the applicable Master Portfolio upon 60 days’ written notice to BGFA, or by BGFA with respect to any Master Portfolio upon 60 days’ written notice to MIP.

Form of Agreement. The New Investment Advisory Agreement will be a single master agreement for all Master Portfolios. The Current Investment Advisory Agreements are separate agreements for each Master Portfolio. This is a change in form for administrative convenience that does not affect the substance of the agreements.

Shareholder Approval

As required by the 1940 Act, to become effective with respect to a particular Master Portfolio, the New Investment Advisory Agreement for that Master Portfolio must be approved by (a) the vote of 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities of such Master Portfolio are present, or (b) the vote of more than 50% of the outstanding voting securities of such Master Portfolio, whichever is less.

The Funds (as investors in the Master Portfolios) are entitled to vote on the New Investment Advisory Agreement. The Board has determined to “pass-through” each Fund’s vote on the New Investment Advisory Agreement to Fund shareholders. Accordingly, each Fund will vote 100% of its interest in its Master Portfolio in the same proportion as the votes of its shareholders that directed the Fund to vote either “FOR”, “AGAINST” or “ABSTAIN” with respect to Proposal 1. See “Procedural Matters, Counting of Votes” below. As the Master Portfolios have investors other than the Funds, a Fund’s vote may not be determinative of approval of the New Investment Advisory Agreement for its Master Portfolio. Since each LifePath Master Portfolio also invests in two other Master Portfolios (the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio), the vote of shareholders of a LifePath Portfolio will also be treated as a further direction for the applicable LifePath Master Portfolio to vote on the New Investment Advisory Agreement for those two other Master Portfolios. Approval of the Investment Advisory Proposal is contingent upon the Closing.

PROPOSAL 2: Election of Trustees

In connection with the Transaction, BlackRock undertook a review of the funds that BlackRock and its affiliates currently advise and expect to advise upon the Closing, including the Funds, with a goal of efficiently operating BlackRock’s family of funds and streamlining board operations. Subsequent to that review, and after discussions with the board members of certain BlackRock-advised funds, referred to as the BlackRock Equity Liquidity Complex, BlackRock and BGI recommended a proposal to the current members of the Board of Trustees of the Trust whereby, upon the Closing, the current members of the Board of Trustees of the Trust would be replaced by the members of the board of directors of the BlackRock Equity Liquidity Complex. The Board of Trustees of the Trust, including the Independent Trustees, agreed to consider the proposal.

After discussions with representatives of BlackRock, BGI and certain representatives of the board of the BlackRock Equity Liquidity Complex, the Nominating and Governance Committee of the Trust’s Board of Trustees met with certain nominees to serve as Independent Trustees and reviewed the qualifications and backgrounds of each of the 11 nominees to serve as Independent Trustees identified below, including their experience as board members of the BlackRock Equity Liquidity Complex and their familiarity with BlackRock’s family of funds and with BlackRock. After applying the criteria and principles set forth in the Trust’s “General Guidelines for Selecting Independent Trustees” (which is an Annex to the charter for the Nominating and Governance Committee), the Nominating and Governance Committee recommended the 11 nominees for election to the Board of Trustees of the Trust as Independent Trustees. The Board of Trustees of the Trust in turn (a) considered and approved the Nominating and Governance Committee’s recommendation of the nomination of the 11 nominees for election as Independent Trustees; (b) considered and approved the nomination of two nominees for election as Interested Trustees (as defined herein) identified below, after reviewing their qualifications and backgrounds, including their experience as board members of the BlackRock Equity Liquidity Complex and their familiarity with BlackRock’s family of funds and with BlackRock; and (c) unanimously approved submitting to shareholders this proposal to elect the new slate of 13 nominees. In connection with these actions, the Board of Trustees of the Trust also increased the size of the Board to 13 members effective upon the new slate of nominees’ taking office.

The current Board consists of eight Trustees – Mmes. Mary G.F. Bitterman and Wendy Paskin-Jordan, and Messrs. A. John Gambs, Hayne E. Leland, Jeffrey M. Lyons, Lee T. Kranefuss, Leo Soong and H. Michael Williams. All of the current Trustees, except for Mr. Kranefuss and Mr. Williams, are Independent Trustees. All of the current Trustees have been elected by shareholders. None of the current Trustees will continue as Trustees after the Nominees (as defined herein) are elected and take office.

The purpose of this proposal is to elect the following 13 new nominees as Trustees to the Board (the “Nominees”) – Dr. Matina Horner, Ms. Cynthia A. Montgomery, and Messrs. David O. Beim, Richard S. Davis, Ronald W. Forbes, Henry Gabbay, Rodney D. Johnson, Herbert I. London, Joseph P. Platt, Jr., Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish and Frederick W. Winter. The Nominees currently serve as board members for the BlackRock Equity Liquidity Complex.

Assuming the election of all Nominees, the Board will consist of 13 Trustees. In addition, the Trustees will be Independent Trustees, except for Messrs. Davis and Gabbay, and the Independent Trustees will constitute at least 75% of the Board in compliance with the first condition of Section 15(f) of the 1940 Act. A person is referred to as “Independent” if he or she is not an “interested person” (as defined in the 1940 Act) of the Trust, and a person is referred to as “Interested” if he or she is an “interested person” (as so defined) of the Trust.

Each Nominee elected by shareholders will hold office until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve if elected. There are no family relationships among the Trustees and Nominees, and no Nominee has held previously any position with the Trust, BGFA, BGI or any of their affiliates. The Nominees will take office upon their election as a duly constituted Board or the Closing whichever is later. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies on the enclosed proxy cards may vote for such other person as shall be designated by the Board. The persons named as proxies on the enclosed proxy cards intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees.

Although the current Board consists of eight Trustees and the proposed Board would consist of 13 Trustees, this increase is not expected to increase Fund expenses. Under the Fund’s current expense structure, the Funds are reimbursed by BGI for Independent Trustee fees and expenses. Interested Trustees are not compensated by the Funds.

The following table sets forth each Nominee’s name, birthdate, position(s) with the Trust, principal occupation and employment during the past five years, the number of portfolios in the same “fund complex” as the Trust that the Nominee would oversee if elected, and other directorships held by the Nominee.

Interested Trustee Nominees

Name, Address, and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships
Richard S. Davis 40 East 52 nd Street New York, NY 10022 1945	N/A	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. [ ] Funds in the BGIF/MIP Complex.	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	N/A	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. [ ] Funds in the BGIF/MIP Complex.	None

Independent Trustee Nominees

Name, Address, and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships
David O. Beim 40 East 52nd Street New York, NY 10022 1940	N/A	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006

Ronald W. Forbes 40 East 52 nd Street New York, NY 10022 1940	N/A	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	None

Dr. Matina Homer 40 East 52 nd Street New York, NY 10022 1939	N/A	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	NSTAR (electric and gas utility)

Rodney D. Johnson 40 East 52 nd Street New York, NY 10022 1941	N/A	President, Fairmont Capital Advisors, Inc. since 1987.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006

Herbert I. London 40 East 52 nd Street New York, NY 10022 1939	N/A	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	AIMS Worldwide, Inc. (marketing); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	N/A	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	Newell Rubbermaid, Inc. (manufacturing); Director, McLean Hospital since 2005.

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	N/A	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52 nd Street New York, NY 10022 1945	N/A	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	None

Toby Rosenblatt 40 East 52 nd Street New York, NY 10022 1939	N/A	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52 nd Street New York, NY 10022 1951	N/A	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007

Frederick W. Winter 40 East 52 nd Street New York, NY 10022 1945	N/A	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the BGIF/MIP Complex.	Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008

Committees and Board Meetings

The Board currently has two standing committees – the Nominating and Governance Committee and the Audit Committee.

Nominating and Governance Committee. The current members of the Nominating and Governance Committee are Mmes. Bitterman and Paskin-Jordan and Messrs. Gambs, Leland, Lyons and Soong, all of whom are Independent Trustees. Ms. Bitterman serves as Chairperson of this Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Nominating and Governance Committee operates pursuant to a written charter. A copy of the current charter is attached to this Proxy Statement as Appendix D. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Independent Trustees. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes the information set forth below under “Shareholder Communications with the Board.” The letter should be addressed to BGIF Board of Trustees – Nominating and Governance Committee, c/o Barclays Global Investors, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, California 94105.

The Nominating and Governance Committee’s charter provides for certain criteria to be used in evaluating candidates for Independent Trustees. The Nominating and Governance Committee expects that all candidates should generally have the following characteristics:

1. The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a Fund, or the Trusts’ principal underwriter/placement agent.

2. The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. The Nominating and Governance Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3. The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Trust and should be willing and able to contribute positively to the decision-making process of the Trust.

4. The candidate should be committed to understanding the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attending and participating in meetings of the Board and the committees on which the candidate would be a member.

5. The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and to act in the interests of all shareholders.

6. The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7. The candidate should have the ability to serve a sufficient number of years before reaching the Trust’s mandatory retirement age for Trustees.

Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. For each candidate, the Nominating and Governance Committee evaluates specific experience in light of the makeup of the then-current Board. The Nominating and Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

In evaluating candidates, the Nominating and Governance Committee seeks to have at least one Independent Trustee qualify as an “audit committee financial expert,” and gives preference to candidates that the Nominating and Governance Committee believes would so qualify.

Any re-nomination of an existing Independent Trustee is based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee considers the existing Independent Trustee’s performance on the Board and any Board committees.

The Nominating and Governance Committee has the authority to retain and terminate any search firm or other consultant to be used to identify Independent Trustee candidates, including the authority to approve such firm’s or consultant’s fees and other retention terms. The Nominating and Governance Committee is empowered to cause the Trust to pay the compensation of any search firm or other consultant engaged by the Nominating and Governance Committee.

In addition to members of the Nominating and Governance Committee, the President and other officers of the Trust, even if not members of the Nominating and Governance Committee, may be solicited for their input on candidates and to recruit candidates for the Board. The Nominating and Governance Committee gives candidates recommended by the President and other officers of the Trust the same consideration given any other candidate.

The Nominating and Governance Committee makes nominations for the appointment or election of Independent Trustees in accordance with its charter and by applying the criteria and principles set forth above.

Each Independent Trustee Nominee has been selected by the Nominating and Governance Committee on this basis. Each Independent Trustee Nominee was identified as a candidate to be a Trustee by officers of the Trust.

Audit Committee. The current members of the Audit Committee are Mmes. Bitterman and Paskin-Jordan and Messrs. Gambs, Leland, Lyons and Soong. Mr. Gambs serves as Chairperson of this Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

All of the current members of the Audit Committee are Independent Trustees. Mmes. Bitterman and Paskin-Jordan and Messrs. Gambs and Soong are “audit committee financial experts.”

The Audit Committee operates pursuant to a written charter. A copy of the current charter is attached to this Proxy Statement as Appendix E. The Audit Committee is responsible for, among other things, overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audit of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the full Board.

Board Meetings. For the fiscal year ended December 31, 2008, there were four regularly scheduled meetings of the Board and ten special meetings. With the exception of Mr. Kranefuss, all of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee meetings held during the fiscal year ended December 31, 2008. The Trust does not have a policy regarding the attendance of Trustees at annual shareholder meetings. The Trustees are not expected to attend the Meeting. The Trust did not hold an annual shareholder meeting for the fiscal year ended December 31, 2008.

Shareholder Communications with the Board

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, California 94105. A shareholder communication to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Nominee Ownership of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee individually and in the aggregate of each Fund, as of [July 31, 2009]. Securities that are beneficially owned, as defined under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and indirect ownership of securities where the Nominee’s economic interest is tied to the securities, employment ownership and securities when the Nominee can exert voting power and when the Nominee has authority to sell the securities. The dollar ranges in the following table are in accordance with SEC requirements.

Name	Dollar Range of Fund Shares (on a fund-by fund basis)	Aggregate Dollar Range of Fund Shares in all Funds Overseen or to be Overseen by the Nominee in Family of Investment Companies
Interested Trustees

Richard S. Davis

Henry Gabbay

Independent Trustees

David O. Beim

Ronald W. Forbes

Dr. Matina Homer

Rodney D. Johnson

Herbert I. London

Cynthia A. Montgomery

Joseph P. Platt, Jr.

Robert C. Robb, Jr.

Toby Rosenblatt

Kenneth L. Urish

Frederick W. Winter

As of December 31, 2008, none of the current Trustees or Nominees, or any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in BGFA, Blackrock, SEI, the principal underwriter of the Funds, or any person (other than a registered investment company) controlling, controlled by or under common control with BGFA, BlackRock or SEI. For these purposes, “immediate family members” includes the current Trustee’s or Nominees spouse, children residing in the current Trustee’s or Nominee’s household and dependents of the current Trustee or Nominee.

Compensation of Trustees, Nominees and Officers

[Effective as of January 1, 2009, the Trust pays each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust’s allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust’s allocable share of an annual fee of $5,000. The

Trust’s Lead Independent Trustee, Leo Soong, is paid the Trust’s allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.] As the Nominees held no positions with the Trust, they received no compensation from any Fund during its most recently completed fiscal year.

Executive Officers

The following table provides information about the executive officers of the Trust. Each executive officer is appointed by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all of the executive officers of the Trust is c/o Barclays Global Investors Funds, 400 Howard Street, San Francisco, California 94105.

Name and Age	Position(s), Length of Service	Principal Occupation for Past Five Years
H. Michael Williams 49	Trustee and President (since 2007)	Vice Chairman - Capital Markets, BGI (since 2008); Head of Global Index and Markets Group of BGI (2006-2008); Global Head of Securities Lending, BGI (2002-2006).

Jack Gee 50	Treasurer and Chief Financial Officer (since 2008).	Director of Fund Administration of Intermediary Investment Business of BGI (since 2004); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Geoffrey D. Flynn 53	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BGI (since 2008); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere 57	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BGI (since 2007); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro 46	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BGI (since 2004); First Vice President, Merrill Lynch Investment Managers (1993-2004).

David Lonergan 39	Executive Vice President (since 2009).	Head of U.S. Cash Management of BGI(since 2002).

Alan Mason 49	Vice President (since 2007).	Head (since 2006) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI; Global Head (since 2008) of Portfolio Management, Client Solutions.

Vote Necessary to Approve this Proposal

If a quorum is present at the Meeting, the affirmative vote of a plurality of votes by the shareholders of the Funds, voting together, cast is necessary to elect the Nominees, which means that the thirteen Nominees that receive the greatest number of votes will be elected to fill the thirteen Trustee seats being voted upon. Each shareholder may cast his or her votes for up to thirteen Nominees. There is no cumulative voting in the election of Trustees.

Additional Information regarding the Election of MIP Trustees and Master-Feeder Voting Arrangements

Each Fund operates as a feeder fund in a master-feeder arrangement. In a master-feeder arrangement, a feeder fund seeks to achieve its investment objective by investing substantially all of its assets in a separate master fund with an identical investment objective and substantially identical strategies and policies as the feeder fund. Pursuant to this arrangement, each Fund invests its assets in a related Master Portfolio that is a series of MIP. MIP is a separate registered investment company with its own board of trustees.

The current composition of the MIP board of trustees is identical to the composition of the Trust’s Board, and the Nominees for election as Trustees of the Trust are also nominees for election as Trustees of MIP. Holders of interests in MIP are entitled to vote in the election for MIP Trustees. Because the Funds invest substantially all of their assets in MIP, they are investors in MIP and holders of interests in MIP. Investors in MIP, the Funds are entitled to vote in the election for MIP Trustees.

Special rules apply when a feeder fund has the opportunity to vote on a matter affecting its master fund, such as the Funds’ opportunity to vote in the election of MIP trustees. Under the 1940 Act, the Funds (as feeder funds) can seek instructions from their shareholders as to how they should vote for proposals involving (as master funds) the Master Portfolios (commonly referred to as “pass-through” voting). The Board has determined that the Funds’ vote in the election of MIP Trustees will be passed through to the Funds’ shareholders. Accordingly, while you will be formally voting to elect Trustees of the Trust when you vote on Proposal 2, your vote will also be treated as an instruction to the Funds to vote the same way to elect MIP Trustees. Your Funds, as investors in MIP, will vote their interests in MIP in the same proportion as the instructions submitted by Fund shareholders who submit instructions on the matter. For example, if all Fund shareholders vote in the aggregate as follows: 80% “FOR” each Nominee in Proposal 2 and 20% “WITHHELD,” then the Funds as investors in MIP will cast all of their votes as follows: 80% “FOR” each MIP nominee for trustee and 20% “WITHHELD.”

Election of the Nominees as Trustees of the Trust and MIP is contingent upon the Closing.

THE BOARD OF TRUSTEES

RECOMMENDS A VOTE “FOR” ALL NOMINEES.

Information Regarding the Funds’ Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm. The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”), located at Three Embarcadero Center, San Francisco, CA 94111, to serve as the independent registered public accounting firm for each Fund. Representatives of PwC are [not] expected to be present at the Meeting.

Disclosure of Fees. Appendix F sets forth for each Fund’s two most recent fiscal years, the fees billed by PwC for all audit and non-audit services provided directly to the Fund and adviser affiliates. The fee information in Appendix F is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund and adviser affiliates other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Board Consideration of Non-Audit Services. The Trust’s Audit Committee has considered whether the provision of non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser (“Adviser Affiliate”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services do not compromise PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. The Trust’s Audit Committee Charter, as most recently amended in May 2009, provides that the Audit Committee is responsible for the approval, prior to appointment, of the engagement of an independent registered public accounting firm to annually audit and provide an opinion on the Funds’ financial statements. The Audit Committee must also approve, prior to appointment, the engagement of an independent registered public accounting firm to provide non-audit services to any Adviser Affiliate that provides ongoing services to the Funds, if the engagement relates directly to the Funds and the operations and financial reporting of the Funds. [There were no services described above (including services required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.] None of the hours expended on the an independent registered public accounting firm’s engagement to audit each Fund’s financial statements for each Fund’s most recently completed fiscal year ended were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

Master-Feeder Structure

The Funds operate in a master-feeder structure and, as a result, do not have their own investment adviser. Instead, each Fund invests substantially all of its assets in a separate mutual fund, a Master Portfolio, that has an identical investment objective and substantially identical, strategies and policies as the Fund. Feeder funds, including the Funds, bear their respective Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Under the master-feeder structure, the Board retains the right to withdraw a Fund’s assets from its Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Other Matters

BGFA is a wholly-owned subsidiary of BGI, which in turn is an indirect majority-owned subsidiary of Barclays, which is located at 1 Churchill Place, London E14 MP England. BGFA and BGI are located at 400 Howard Street, San Francisco, California 94105. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. See “Investment Advisory Proposal, Description of the Transaction” above for a description of the Transaction pursuant to which BGFA and BGI are expected to become subsidiaries of BlackRock. BlackRock is located at 40 East 52nd Street, New York, New York 10022. SEI Investments Distribution Co. is the principal underwriter of the Funds and is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The table set forth in Appendix G shows the amounts paid to BGI, BGFA and their affiliates by the Master Portfolios and the Funds during 2008.

The name and principal occupation of the directors and principal executive officers of BGFA are set forth in Appendix H. The principal address of each individual as it relates to his or her duties at BGFA is at 400 Howard Street, San Francisco, California 94105.

BGFA provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. In addition to the information about the Funds discussed herein, the table set forth in Appendix I lists other investment companies advised by BGFA, the net assets of those investment companies, and the advisory fees BGFA received from those investment companies during the fiscal years ended on the dates noted.

As of July 31, 2009, the percentage of shares of each class of each Fund beneficially owned by all Trustees and Nominees and, each executive officer of the Trust, and by the Trustees and Nominees and officers of the Trust (as a group) was not more than 1% of the class.

As of July 31, 2009, the shareholders identified in Appendix J were known by the Trust to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund.

There have been [no] material legal proceeding, pending or otherwise, against any Trustee or Nominee during the past five years.

There is [no] arrangement or understanding in connection with the New Investment Advisory Agreement with respect to the composition of the Board of Trustees of the Trust or the Adviser or with respect to the selection or appointment of any person to any office with either the Trust or the Adviser.

There are [no] material pending legal proceedings, other than ordinary routine litigation incidental to the Trust’s business, to which any [Trustee or] Nominee or affiliated person of such [Trustee or] Nominee is a party adverse to the Trust or any of its affiliated persons or has a material interest adverse to the Trust or any of its affiliated person. [Legal proceedings are material only to the extent that they are likely to have a material adverse effect on the Funds or the ability of the Adviser to perform its contracts with the Funds.]

Procedural Matters

Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, including any proposal to adjourn the Meeting to permit the continued solicitation of proxies in favor of the proposals to be considered at the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed proxy cards for the Meeting.

If you do not plan to attend the Meeting in person, please complete, sign, date, and return the enclosed proxy cards or cast your vote by touchtone phone or via the Internet promptly. Even if you do plan to attend the Meeting, please so note where provided and return the proxy cards promptly.

Photographic identification will be required for admission to the Meeting.

Future Shareholder Proposals

Pursuant to rules adopted by the SEC under the 1934 Act, investors may request for inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for actions which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Trust’s proxy statement and is subject to limitations under the 1934 Act. Because the Trust does not hold annual meetings of shareholders, no anticipated date of the next meeting can be provided.

Voting of Proxies

If you sign your proxy and it is received by the Secretary of the Trust prior to the Meeting, your shares will be voted at the Meeting in the manner specified on the proxy unless you revoke your proxy prior to the Meeting. If you sign a proxy but do not make a specific choice, your proxy will be voted as recommended by the Board (i.e., “FOR” the Proposal). Votes will NOT be considered cast, however, if an abstention is indicated as such on a written proxy or card, if directions are given in a written proxy to withhold votes or if the votes are withheld by a broker. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies on the enclosed proxy card for the Meeting.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by one of them, unless at or prior to the exercise of such proxy, the Trust receives specific written notice to the contrary from one of such persons.

A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless successfully challenged at or prior to its exercise. The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Trust a written notice of revocation; (ii) submitting to the Trust a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Trust of the revocation by calling the toll-free number on the proxy card. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Counting of Votes

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to any proposal with respect to which the brokers or nominees do not have discretionary power to vote. Brokers generally do not have discretionary power to vote with respect to the Investment Advisory Proposal, but have such power with respect to the Trustee Election Proposal.

In the case of the vote with respect to the Investment Advisory Proposal, abstentions and broker non-votes will be counted as votes present at the Meeting for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have the effect of a vote against the Investment Advisory Proposal. Fund shareholders vote separately with respect to the approval of the Investment Advisory Proposal for their Fund. When a Fund’s shareholders vote on the proposal at a Meeting at which a quorum is present, then the Fund will cast its votes with respect to the New Investment Advisory Agreement for its Master Portfolio in the same proportion, as illustrated in the chart below:

	For	Against	Abstain/Non-Vote
Fund Shareholder Vote	85%	5%	10%
Fund Vote as Master Portfolio Investor	85%	5%	10%

In the case of the vote with respect to the Trustee Election Proposal, withheld votes will be counted as votes present at the Meeting for purposes of determining whether a quorum is present. Fund shareholders vote together with respect to the Trustee Election proposal. When a Fund’s shareholders vote on a Nominee at a Meeting at which a quorum is present, then the votes will be counted as cast with respect to such Nominee to the Board of the Trust and the Fund will cast its vote with respect to such Nominee of MIP’s Board in the same proportion, as illustrated in the chart below:

	For	Withheld
Fund Shareholder Vote	95%	5%
Fund Vote as Master Portfolio Investor	95%	5%

Quorum Requirements

A quorum of shareholders of a Fund is necessary to hold a valid meeting for that Fund. One-third of the aggregate number of shares of each Fund entitled to vote shall be necessary to constitute a quorum to approve the Investment Advisory Proposal for that Fund. See “Shareholder Approval” above. A quorum of shareholders of the Trust is necessary to hold a valid meeting for the Trust. One-third of the aggregate number of shares of the Trust entitled to vote shall be necessary to constitute a quorum for the Trustee Election Proposal. The Meeting will be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In case any such adjournment is proposed, the proxies will vote on behalf of those proxies which they are entitled to vote “FOR” the proposal in favor of adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against adjournment. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy of the Meeting to be adjourned. At any such adjourned Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting originally called.

Solicitation of Proxies and Payment of Expenses

This solicitation of proxies for the Meeting is being made by the Board. The expenses of the Meeting will be borne by Barclays or its affiliates. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by Broadridge Financial Solutions, Inc., 60 Research Road, Hingham, MA 02043 (the “Proxy Solicitation Firm”), which has been retained by BGI for an estimated fee of $80,000.00, plus out-of-pocket expenses.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction. Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is submitted, representatives of the Proxy Solicitation Firm are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited matches the information provided to the Proxy Solicitation Firm by the Trust, then the representative of the Proxy Solicitation Firm will explain the process for voting, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement or in any additional soliciting materials. The Proxy Solicitation Firm will record the shareholder’s instructions on the proxy cards. Within 72 hours, but in any event before the Meeting, shareholders who are non-objecting beneficial owners, will be sent a letter to confirm their vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy cards originally sent with this Proxy Statement or attend the Meeting in person.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Broadridge Financial Solutions, Inc. (toll-free) at 1-866-586-0512 (toll-free). Representatives are available Monday through Friday, 9:30 a.m.-12:00 midnight (Eastern time), and Saturday, 10:00 a.m. – 9:00 p.m. (Eastern time). Any proxy given by a shareholder, whether in writing or by telephone or the Internet, is revocable until voted at the Meeting.

Persons holding shares as nominees will be reimbursed by BGI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

By Order of the Board of Trustees

Eilleen M. Clavere
Secretary

Dated: [            ] [        ], 2009

APPENDIX A

Form of New Investment Advisory Agreement

INVESTMENT ADVISORY CONTRACT

MASTER INVESTMENT PORTFOLIO

400 Howard Street

San Francisco, California 94105

November     , 2009

Barclays Global Fund Advisors

400 Howard Street

San Francisco, California 94105

Dear Sirs:

This will confirm the agreement between Master Investment Portfolio (the “Trust”) on behalf of each of its series set forth on Schedule A attached hereto, as such Schedule may be amended from time to time (each, a “Master Portfolio”), and Barclays Global Fund Advisors (the “Adviser”) as follows:

1. The Trust is a registered open-end management investment company currently consisting of multiple investment portfolios. Each Master Portfolio is one of these portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of each Master Portfolio in the manner and in accordance with the investment objective and restrictions specified in the Trust’s Registration Statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

2. The Trust is engaging the Adviser to manage the investing and reinvesting of each Master Portfolio’s assets and to provide the advisory services specified elsewhere in this contract to each Master Portfolio, subject to the overall supervision of the Board of Trustees of the Trust.

3. The Adviser shall make investments for the account of each Master Portfolio in accordance with the Adviser’s best judgment and consistent with the investment objective and restrictions set forth in the Trust’s Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Adviser shall advise the Trust’s officers and Board of Trustees, at such times as the Trust’s Board of Trustees may specify, of investments made for each Master Portfolio and shall, when requested by the Trust’s officers or Board of Trustees, supply the reasons for making particular investments.

(a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with its daily management of each Master Portfolio’s assets, and shall furnish to the Trust’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio and such additional reports and information as the Trust’s Board of Trustees and officers shall reasonably request.

(b) The Adviser shall pay the costs of printing and distributing all materials relating to each Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, registration statements, reports for holders of beneficial interests of each Master Portfolio (“Investors”) and other materials distributed to existing or prospective Investors on behalf of each Master Portfolio.

(c) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

4. The Trust understands that the Adviser, in rendering its services to each Master Portfolio hereunder, may subject to the overall supervision of the Trust’s Board of Trustees and to the extent permitted by applicable law, any exemptive order issued by the Securities and Exchange Commission (the “SEC”) applicable to the Trust, any Master Portfolio or the Adviser or any SEC staff no-action or interpretive position that may be relied upon by the Trust, any Master Portfolio or the Adviser, employ, retain or otherwise avail itself of the services of other persons or entities (a “Subadviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate, provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser and provided that any such delegation will not relieve the Adviser of its duties and obligations under this contract. The Adviser will not seek to amend any such Sub-Advisory Contract to materially alter the obligations of the parties unless the Adviser gives the Trust at least 60 days’ prior written notice thereof.

5. The Adviser shall give the Trust and each Master Portfolio the benefit of the Adviser’s best judgment and efforts in rendering services under this contract. As an inducement to the Adviser’s undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its Investors to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this contract or by reason of reckless disregard of its obligations and duties hereunder. Notwithstanding any of the foregoing to the contrary, the provisions of this section shall not be construed so as to relieve (or attempt to relieve) the Adviser of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this section to the fullest extent permitted by law.

6. In consideration of the services to be rendered by the Adviser under this contract for each Master Portfolio, the Trust shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate specified for that Master Portfolio on Schedule A. The fee shall be based on the average daily value (as determined on each day that such value is determined for the applicable Master Portfolio at the time set forth in the Registration Statement for determining net asset value) of the applicable Master Portfolio’s net assets during the preceding month. If the fee payable to the Adviser pursuant to this Section 6 begins to accrue after the beginning of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Master Portfolio’s net assets shall be computed in the manner specified in the Registration Statement and the Trust’s Agreement and Declaration of Trust for the computation of the value of each Master Portfolio’s net assets in connection with the determination of the net asset value of Master Portfolio interests.

7. This contract shall become effective on its execution date and shall thereafter continue in effect with respect to each Master Portfolio for an initial period of two years from the date hereof. Thereafter this contract shall continue in effect with respect to a Master Portfolio for successive periods of one year each only so long as each continuance is specifically approved at least annually by (a) the vote of a “majority of the outstanding voting securities” (as defined in the Act) of that Master Portfolio or by the Trust’s Board of Trustees and (b) the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s trustees who are not parties to this contract or “interested persons” (as defined in the Act) of any such party. This contract may be terminated at any time with respect to any Master Portfolio by the Trust without the payment of any penalty, by a vote of a “majority of the outstanding voting securities” (as defined in the Act) of that Master Portfolio or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This contract shall terminate with respect to any Master Portfolio automatically in the event of its “assignment” (as defined in the Act) with respect to such Master Portfolio.

8. Except to the extent necessary to perform the Adviser’s obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. Except to the extent governed by the federal security laws, this contract shall be governed by and construed in accordance with the laws of the State of California.

10. This contract has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this contract shall only be binding upon the assets and property of the Master Portfolio, as provided for in the Trust’s Agreement and Declaration of Trust, and shall not be binding upon any Trustee, officer or Investor of the Trust or a Master Portfolio individually. No Master Portfolio shall be responsible for the obligations of any other Master Portfolio under this contract.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

MASTER INVESTMENT PORTFOLIO

on behalf of each Master Portfolio listed on Schedule A from time to time

By:
Name:	H. Michael Williams
Title:	President

ACCEPTED as of the date set forth above:

BARCLAYS GLOBAL FUND ADVISORS

By:
Name:	H. Michael Williams
Title:	Managing Director

By:
Name:	Eilleen Clavere
Title:	Principal

Schedule A

Fees

Master Portfolio	Advisory Fee Rate
LifePath Retirement Master Portfolio	0.35%

LifePath 2010 Master Portfolio	0.35%

LifePath 2020 Master Portfolio	0.35%

LifePath 2030 Master Portfolio	0.35%

LifePath 2040 Master Portfolio	0.35%

LifePath 2050 Master Portfolio	0.35%

Active Stock Master Portfolio	0.25%

CoreAlpha Bond Master Portfolio	0.25%

Bond Index Master Portfolio	0.08%

S&P 500 Index Master Portfolio	0.05%

Money Market Master Portfolio	0.10%

Prime Money Market Master Portfolio	0.10%

Government Money Market Master Portfolio	0.10%

Treasury Money Market Master Portfolio	0.10%

Investment Advisory Contract

Schedule A, dated November     , 2009

APPENDIX B

Investment Advisory Agreements – Dates, Approvals, and Fees

Master Portfolio	Current and Proposed Advisory Fee Rate	Date of Current Advisory Agreement	Date Last Approved by Trustees	Date Last Approved by Shareholders	Purpose
LifePath Retirement Master Portfolio	0.35%*	February 14, 2001	March 18-19, 2009	December 5, 1995	New investment adviser

LifePath 2010 Master Portfolio	0.35%*	February 14, 2001	March 18-19, 2009	December 5, 1995	New investment adviser

LifePath 2020 Master Portfolio	0.35%*	February 14, 2001	March 18-19, 2009	December 5, 1995	New investment adviser

LifePath 2030 Master Portfolio	0.35%*	February 14, 2001	March 18-19, 2009	December 5, 1995	New investment adviser

LifePath 2040 Master Portfolio	0.35%*	February 14, 2001	March 18-19, 2009	December 5, 1995	New investment adviser

LifePath 2050 Master Portfolio	0.35%*	March 26, 2008	March 18-19, 2009	June 30, 2008	Initial approval

Active Stock Master Portfolio	0.25%	January 16, 2004	March 18-19, 2009	March 15, 2004	Initial approval

CoreAlpha Bond Master Portfolio	0.25%***	January 16, 2004	March 18-19, 2009	March 15, 2004	Initial approval

Bond Index Master Portfolio	0.08%	January 1, 1996	March 18-19, 2009	December 5, 1995	New investment adviser

S&P 500 Index Master Portfolio	0.05%	January 1, 1996	March 18-19, 2009	December 5, 1995	New investment adviser

Money Market Master Portfolio	0.10%**	June 11, 1998	March 18-19, 2009	September 1, 1998	Initial approval

Prime Money Market Master Portfolio	0.10%**	April 1, 2003	March 18-19, 2009	April 16, 2003	Initial approval

Government Money Market Master Portfolio	0.10%**	September 1, 2004	March 18-19, 2009	September 1, 2004	Initial approval

Treasury Money Market Master Portfolio	0.10%**	September 1, 2004	March 18-19, 2009	September 1, 2004	Initial approval

B-1

*	With respect to each such Master Portfolio, the advisory fee waiver is an amount equal to the aggregate investment advisory fees and administration fees, if any, received by BGFA or BGI from each investment company in which such Master Portfolio invests as part of such Master Portfolio’s asset allocation strategy that is part of the same “group of investment companies” (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act) as such Master Portfolio. The term of each such advisory fee waiver shall expire on April 30, 2011.
**	Advisory fee waiver is 0.03% resulting in a net advisory fee after waiver of 0.07%. The term of each such advisory fee waiver shall expire on April 30, 2011.
***	Advisory fee waiver is 0.10% resulting in a net advisory fee after waiver of 0.15%. The term of this advisory fee waiver will not go into effect until the date that the BGI CoreAlpha Bond Fund, a series of BGIF that will be a so-called “feeder fund” of the CoreAlpha Bond Master Portfolio, commences operations and shall expire on April 30, 2010.

B-2

APPENDIX C

Annual Review of the Current Investment Advisory Agreements

Under Section 15(c) of the 1940 Act the Board of MIP, including a majority of the Independent Trustees, is required annually to consider each Investment Advisory Agreement between MIP and BGFA. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Current Investment Advisory Agreements. At a meeting held on March 18-19, 2009, the Board approved the selection of BGFA and the continuance of the Current Investment Advisory Agreements, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Current Investment Advisory Agreements for the Master Portfolios, the Board, including the Independent Trustees, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BGFA

In reviewing the scope of services provided by BGFA, the Board of MIP considered BGFA’s investment philosophy and experience, noting that, over the past several years, BGFA and its affiliates have committed significant resources to the support of the Master Portfolios. It considered in particular that BGFA’s services for the Master Portfolios capitalize on BGFA’s core competencies. For the LifePath, Active Stock and CoreAlpha Bond Master Portfolios, the Board of MIP considered the effective use of its proprietary investment models analyzing securities market risk, asset class correlations and expected returns. It also considered services provided by BGFA and its affiliates in connection with reviewing counterparty and issuer credit risk and securities lending opportunities and overseeing intermediaries that provide shareholder support and processing functions to the Funds.

For the Bond Index and S&P Index Master Portfolios, the Board of MIP considered BGFA’s core competencies as an industry leader in index management, including the effective use of its proprietary investment model that maximizes efficiencies in implementing index changes and in maintaining fully invested portfolios. It also considered services provided by BGFA and its affiliates in connection with analyzing corporate actions (for the S&P 500 Index Master Portfolio), managing risk and diversification (for the Bond Index Master Portfolio), employing customized trading strategies, reviewing securities lending opportunities and overseeing intermediaries that provide BGI feeder fund shareholder support and processing functions to the Funds.

For the Money Market Master Portfolio, the MIP Board of Trustees considered the effective use of integrated portfolio management and trading expertise and proprietary technology that provides real-time access to performance, analytics and risk. It also considered services provided by BGFA and its affiliates in connection with reviewing counterparty and issuer credit risk and overseeing intermediaries that provide shareholder support and processing functions to the Funds.

The MIP Board of Trustees also considered BGFA’s compliance program and its compliance record with respect to the Master Portfolios. Such Board noted that BGFA reports to it about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the MIP Board of Trustees, and has made appropriate officers available as needed to provide further assistance with these matters. It also reviewed the background and experience of the senior management and relevant investment and other personnel, including those persons responsible for the day-to-day management of the Master Portfolios and the adequacy of the time and attention that such persons devote to the Master Portfolios. It also considered the reputation and overall financial strength of BGFA and its affiliates, as well as its past experience with BGFA. In addition to the above considerations, the MIP Board of Trustees reviewed and considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures.

The MIP Board of Trustees noted that BGFA does not serve as investment adviser for any other registered investment company with substantially similar investment objectives and strategies as any LifePath, Active Stock, and CoreAlpha Master Portfolios; therefore, no comparative performance information was available with respect to these Master Portfolios. It also noted that during BGFA’s term as investment adviser, the Master Portfolios have met their investment objectives consistently over time. It also noted that all the Master Portfolios had met their investment objectives since their relevant inception dates.

In addition, the MIP Board of Trustees reviewed the performance of (i) other registered investment companies with substantially similar investment objectives and strategies as the Master Portfolios for which BGFA provides investment advisory services, and (ii) the Master Portfolios’ published performance benchmarks, the S&P 500 Index or the Barclays Capital U.S. Aggregate Index, as applicable. It noted that the S&P 500 Stock Index Master Portfolio, net of expenses, underperformed its published benchmark on an annualized basis in 2008 and over three years, over five years, and over ten years, which would be expected, such underperformance being attributable to the effect of fees, and noted that the published benchmark is an index, which does not have expenses. The MIP Board of Trustees also noted that the Bond Index Master Portfolio outperformed its published benchmark in 2008 and on an annualized basis over three years, over five years, and over ten years.

Master Portfolios’ Expenses and Performance of the Master Portfolios

The MIP Board of Trustees reviewed statistical information prepared by Lipper regarding the expense ratio components, including actual advisory fees rates, waivers/reimbursements, and gross and net total expenses of each Master Portfolio in comparison with the same information for other investment companies registered under the 1940 Act, objectively selected by Lipper as comprising such Master Portfolio’s peer group pursuant to Lipper’s proprietary methodology and registered investment companies that would otherwise have been excluded from Lipper’s comparison groups because of their size or other differentiating factors, but were nonetheless included at the request of BGFA (each, a “Lipper Expense Group”). In addition, the MIP Board of Trustees reviewed statistical information prepared by Lipper regarding the performance of each Master Portfolio for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2008, and as compared to the performance of other registered investment companies with similar investment objectives, as selected by Lipper as comprising such Master Portfolio’s peer group pursuant to Lipper’s proprietary methodology and registered investment companies that would otherwise have been excluded from Lipper’s comparison groups because of their size or other differentiating factors, but were nonetheless included at the request of BGFA (each, a “Lipper Performance Group,” and collectively with the Lipper Expense Groups, the “Lipper Groups”). The MIP Board of Trustees considered that the component funds of the Lipper Groups are publicly available funds, more analogous in overall expense structure to the Barclays Global Investors Funds LifePath Portfolios than to underlying Master Portfolios, which are not available for investment except to other investment companies. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Lipper Groups and to prepare this information.

The MIP Board of Trustees noted that, to the extent that sufficient data was available, each LifePath Master Portfolio performed above or in line with the median performance of its Lipper Performance Group over the one-, three-, five- and ten-year periods ended December 31, 2008. The MIP Board of Trustees noted that the Active Stock Master Portfolio performed slightly above the median performance of its Lipper Performance Group over the one-year period ended December 31, 2008, performed slightly below the median of its Lipper Performance Group over the three-year period ended December 31, 2008, and, to the extent that sufficient data was available, performed slightly above the median of its Lipper Performance Group over the five-year period ended December 31, 2008. The CoreAlpha Bond Master Portfolio performed above the median performance of its Lipper Performance Group over the one- and three-year periods ended December 31, 2008 and the period from inception to December 31, 2008. The MIP Board of Trustees noted that to the extent that the CoreAlpha Bond Master Portfolio underperformed in relation to relevant benchmarks, such underperformance was in part attributable to the effect of fees, as has been the case historically, and, in particular with respect to the last two years, in part attributable to the market’s liquidity crises, increased volatility, and decreased opportunities for security outperformance relative to market performance during the periods covered. The MIP Board of Trustees noted the inherent challenges of comparing the performance of the LifePath Master Portfolios to other lifecycle funds, as lifecycle funds can differ significantly in their asset components and mixes. BGFA has developed custom benchmarks for purposes of providing a comparison for the performance of the LifePath Master Portfolios, but the custom benchmarks are composed of indices and do not reflect the fees, expenses and taxes incurred by funds. The MIP Board of Trustees noted that the LifePath Master Portfolios generally performed in line with their custom benchmarks in 2008, but underperformed their custom benchmarks on an annualized basis over five years. The MIP Board of Trustees also noted that the advisory fee rates; net of applicable waivers and reimbursements, and overall expenses for the LifePath Master Portfolios were generally lower than the advisory fee rates and overall expenses of the funds in their respective Lipper Expense Groups. The MIP Board of Trustees noted BGFA’s voluntary waiver of certain advisory fee amounts based on the advisory fees and/or administrative fees received by BGFA and/or BGI from the funds in which the LifePath Master Portfolios invested during the year ended December 31, 2008 and BGFA’s agreement to contractually waive certain advisory fee amounts based on the advisory fees and/or administrative fees received by BGFA and/or BGI from the funds in which the LifePath Master Portfolios will invest for the period May 1, 2009 through April 30, 2011, subject to annual review by the Board. The Board noted that the advisory fee rates, net of applicable waivers and reimbursements, for each of the Active Stock and CoreAlpha Bond

Master Portfolios were generally lower than the advisory fee rates of the funds in their respective Lipper Expense Groups, and the overall expenses, net of applicable waivers and reimbursements, for each of the Active Stock and the CoreAlpha Bond Master Portfolios were the lowest of the overall expenses of the funds in their respective Lipper Expense Groups.

For the Bond Index and S&P Index Master Portfolios, the MIP Board of Trustees noted that these Master Portfolio generally performed in line with its performance benchmark index over relevant periods. The MIP Board of Trustees noted that the advisory fee rate for each of these Master Portfolio was lower than the median of the advisory fee rates of the funds in its Lipper Expense Group, and the overall expenses for each Master Portfolio were lower than median of the overall expenses of the funds in its Lipper Expense Group.

For the Money Market Master Portfolios, the MIP Board of Trustees noted that each of these Master Portfolios outperformed the median performance of the funds in its Lipper Performance Group over relevant periods, except that the Government Money Market Portfolio slightly underperformed its median for the one-year period ended December 31, 2008. The MIP Board of Trustees noted that the advisory fee rate for each of these Master Portfolio was generally lower than the median of the advisory fee rates of the funds in its Lipper Expense Group. The MIP Board of Trustees also noted that overall expenses for each of these Master Portfolio were generally lower than the median of the overall expenses for the funds in its Lipper Expense Group, both net and gross of BGFA’s voluntary waiver of certain advisory and administration fee amounts for certain of these Master Portfolios during the year ended December 31, 2008 and BGFA’s agreement to contractually waive a portion of its advisory fee for each of these Master Portfolios, from May 1, 2008 through April 30, 2011, subject to annual review by such Board. The MIP Board of Trustees also noted that, as a result of relatively higher administrative fees, certain of the BGI feeder funds investing in these Master Portfolios had higher overall expenses than other funds in their respective Lipper Expense Groups; however, such Board considered such differences to be minor and did not find such fees to be excessive.

Costs of Services Provided to Master Portfolios and Profits Realized by BGFA and Affiliates

The MIP Board of Trustees reviewed information about the profitability to BGFA of the Master Portfolios and the Funds, separately and together, based on the fees payable to BGFA and its affiliates, and all other sources of revenue and expense to BGFA and its affiliates from the operations of the Master Portfolios and the Funds for the last calendar year. The MIP Board of Trustees discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by MIP (including any securities lending by a Master Portfolio), revenues received from transactions for MIP executed through affiliates (including any such transactions for a Master Portfolio), and any fee revenue from any investments by a Master Portfolio in other master portfolios and funds for which BGFA provides advisory services and/or BGI provides administration services.

For the LifePath, Active Stock, and CoreAlpha Bond Master Portfolios, the MIP Board of Trustees also discussed BGFA’s contractual and voluntary fee waivers for these Master Portfolios and the profitability to BGFA and its affiliates of those Master Portfolios in which the LifePath Master Portfolios invest, as reflected in the materials, and noted the profitability to BGFA and its affiliates of the other funds advised by BGFA in which the LifePath Master Portfolios invest, as represented by BGFA during the meetings.

For the Money Market Master Portfolios, the MIP Board of Trustees also discussed BGFA’s contractual and voluntary fee waivers for these Master Portfolios.

The MIP Board of Trustees also noted that BGFA had provided information relating to management estimates of 2009 profitability from the operations of the Master Portfolios; however, the MIP Board of Trustees considered these forward-looking estimates to be of limited value, and did not base its conclusions on this information. Based on this review, the MIP Board of Trustees concluded that the profits realized by BGFA and its affiliates under the Current Investment Advisory Agreements and from other relationships between the Master Portfolios and BGFA and/or its affiliates were within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of BGFA’s profitability analysis, the MIP Board of Trustees received information regarding economies of scale or other efficiencies that may result from increases in the Master Portfolios’ asset levels. It noted that the Current Investment Advisory Contracts do not provide any breakpoints in the investment advisory fee rates as a result of any increases in the asset levels of the Master Portfolios. However, the MIP Board of Trustees noted that the investment advisory fee rates for the Master Portfolios had been set initially at the lower end of the marketplace so as to afford the Master Portfolios’ investors the opportunity to share in anticipated economies of scale from inception. For the Money Market Master Portfolios, the MIP Board of Trustees also noted BGFA’s agreement to contractually waive a portion of its advisory fee for each of these Master Portfolios. The MIP Board of Trustees also noted the difficulty of considering the potential for economies of scale based on advisory services independently and separately from any potential for economies of scale based on other services provided by BGFA and its affiliates. Based on the profitability analysis presented to the MIP Board of Trustees, it discussed the potential for future economies of scale as the asset levels of the Master Portfolios increase.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BGFA and its Affiliates

The MIP Board of Trustees considered the Master Portfolios’ annual investment advisory fee rates under the Current Investment Advisory Agreements in comparison to the investment advisory/management fee rates for other funds/accounts with substantially similar investment objectives and strategies for which BGFA (or its affiliate, BGI) provides investment advisory/management services, including other funds registered under the Investment Company Act, collective funds and separate accounts (collectively, the “Other Accounts”). The MIP Board of Trustees noted that BGFA had provided information distinguishing the level of services provided to the Other Accounts from the level of services provided to the LifePath Master Portfolios and the Active Stock Master Portfolio. In the context of the comparative fee analysis, the MIP Board of Trustees compared the nature and extent of services provided to the Master Portfolios to the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the LifePath Master Portfolios and the Active Stock Master Portfolio and the Other Accounts under differing regulatory requirements and client guidelines. BGFA and its affiliates do not provide investment advisory/management services to other investment companies registered under the 1940 Act, collective funds, or separate accounts with substantially similar investment objectives and strategies as the CoreAlpha Bond and Money Market Master Portfolios.

The Board of Trustees of MIP noted that: (i) the investment advisory fee rates under the LifePath Master Portfolios’ Advisory Contracts were within the ranges of the investment management fee rates for the Other Accounts, (ii) the investment advisory fee rate under the Advisory Contract for the Active Stock Master Portfolio was within the ranges of the investment management fee rates for the Other Accounts, (iii) the investment advisory fee rate under the Current Investment Advisory Agreements for the Bond Index Master Portfolio was generally lower than or in line with the investment advisory fee rates for other funds registered under the 1940 Act and higher than the investment management fee rates for the collective funds, and (iv) the investment advisory fee rate under the Current Investment Advisory Agreements for the S&P 500 Index Master Portfolio was generally within the ranges of the investment advisory/management fee rates for the Other Accounts. The MIP Board of Trustees noted that any differences between the investment advisory fee rates for the Master Portfolios and the investment advisory/management fee rates for the Other Accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts.

Based on this review, the MIP Board of Trustees determined that the investment advisory fee rates under the Current Investment Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Current Investment Advisory Agreements are fair and reasonable.

Other Benefits to BGFA and/or its Affiliates

The MIP Board of Trustees reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to MIP and the Master Portfolios by BGFA, such as any payment of revenue to BGI, MIP’s securities lending agent, for loaning any portfolio securities, payment of administration fees to BGI, MIP’s administrator, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Master Portfolios in other funds for which BGFA provides investment advisory services and/or BGI provides administration services, as well as the associated voluntary waivers by BGFA and/or its affiliates of these fees, if any. The MIP Board of Trustees noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Master Portfolios. The MIP Board of Trustees further noted that during the past year no portfolio transactions were placed through a BGFA affiliate, as would be required to be reported to and considered by the Board pursuant to Rule 17e-l under the 1940 Act, except the Money Market Master Portfolios. The MIP Board of Trustees further noted that the Money Market Master Portfolio may, but generally do not, participate in securities lending activities. The MIP Board of Trustees concluded that any ancillary benefits would not be disadvantageous to the Master Portfolios’ investors.

Conclusion

Based on this analysis, the Board determined that the Current Investment Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolios and their investors to approve the Current Investment Advisory Agreements.

APPENDIX D

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Master Investment Portfolio (“MIP”)

Barclays Global Investors Funds (“BGIF”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. Purposes of the Nominating and Governance Committee. The Nominating and Governance Committees (together, the “Committee”) of the Boards of Trustees (the “Boards”) of MIP and BGIF (the “Trusts”) have two primary roles: (a) nomination of Independent Trustees (as defined in Article IV below); and (b) supervision of Fund governance issues.

II. Nomination Role. With regard to the nomination of Independent Trustees, the Committee is authorized to:

•	Identify individuals qualified to serve as Independent Trustees (as defined below) on the Boards;

•	Review the qualifications of any person properly identified or nominated to serve as an Independent Trustee on the Boards;

•

Recommend to the Boards and the then-current Independent Trustees the nominee(s) for appointment as Independent Trustee(s) by the Boards and the then-current Independent Trustees and/or for election as Independent Trustee(s) by shareholders[1] to fill any vacancy for a position of Independent Trustee on the Boards;

•

Recommend to the Boards and the then-current Independent Trustees the size and composition of the Boards and Board committees and whether the composition of the Boards and Board committees is as prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws and regulations;

•

Recommend to the Boards and the then-current Independent Trustees a then-current Independent Trustee to serve in the capacity as Lead Independent Trustee in accordance with the resolutions previously adopted by the Boards. Alternatively, if required to do so in accordance with such resolutions, periodically recommend to the Boards and the then-current Independent Trustees a then-current Independent Trustee to serve as the Chairperson of the Boards in accordance with such resolutions.

1	The term “shareholder” shall mean either a shareholder of Barclays Global Investors Funds or an investor of Master Investment Portfolio.

The Committee performs these functions to assist the Boards and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of members of the Boards. Nomination of any person to serve on the Boards as an Independent Trustee shall initially be acted upon by the Independent Trustees and then by the entire Boards. Nomination of any persons to serve on the Boards other than as Independent Trustees shall be made by the Boards.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify Independent Trustee candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Trusts to pay the compensation of any search firm or other consultant engaged by the Committee.

The Committee shall make nominations for the appointment or election of Independent Trustees in accordance with this Charter and apply the criteria and principles set forth in the “General Guidelines for Selecting Independent Trustees” attached hereto as Annex A.

The Boards believe that shareholders as a group are best served by the efficient allocation of Trust and Board resources. As such, the Boards are not required to consider any person nominated by any shareholder of the Trusts (solely in the capacity as shareholder and not in any other capacity) to serve as an Independent Trustee, although the Committee may consider any such person if the Committee deems it appropriate after considering all circumstances the Committee’s members deem relevant.

In addition to members of the Committee, the President and other officers of the Trusts, even if not members of the Committee, may be solicited for their input on candidates and to recruit candidates for the relevant Board. The Committee shall give candidates recommended by the President and other officers of the Trusts the same consideration given any other candidate.

III. Fund Governance Role. With regard to Fund governance, the Committee is authorized to:

•

Monitor and evaluate industry and legal developments with respect to Fund governance matters in order to ensure compliance with all applicable requirements, with a view to identifying and recommending “best practices” to the Boards;

•	Periodically review the Boards’ retirement policy for Trustees and make any recommendations to the Boards with respect thereto;

•

Periodically review the role and responsibilities of the Lead Independent Trustee or (or, if required by Rule 0-1 under the 1940 Act, or otherwise implemented, review the role and responsibilities of the Independent Chairperson of the Boards);

•

Recommend to the Boards and the then-current Independent Trustees an appropriate level of compensation to be paid by the Trusts to the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Boards, Lead Independent Trustee, Chairperson of the Boards and such other positions as the Committee considers appropriate;

•	Recommend to the Boards new or revised Board policies and guidelines regarding Fund governance matters, as the Committee deems necessary;

•

Study and recommend to the Boards procedures for evaluating the performance of Trustees and Board committees, including the chairpersons thereof, and, at least once annually, evaluate the performance of the Boards and the committees of the Boards, pursuant to the requirements of Rule 0-1 under the 1940 Act or other applicable requirements;

•

Consider, with the assistance of counsel to the Trust and counsel to the Independent Trustees, any issues or controversies arising as to whether or not any Trustee designated as an Independent Trustee in fact satisfies all of the criteria for such status (whether imposed by law or any such more stringent policies as may be adopted by the Boards). This assessment may occur upon: (i) the consideration of a new Trustee, (ii) a Trustee’s joining the board of another entity, or (iii) at such other time as the Committee in its discretion may deem appropriate. The Committee shall make recommendations to the Boards regarding the same;

•	At least once annually, evaluate the independence (pursuant to the requirements of Rule 0-1 of the 1940 Act) and overall performance of counsel to the Independent Trustees; and

•	Consider other Fund governance related issues or conflicts that are brought before the Committee and make recommendations to the Board, as appropriate.

IV. Committee Operations. The Committee shall be composed of all the members of the Boards that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trusts, any adviser or subadviser to any series of either Trust, or the Trusts’ principal underwriter/placement agent (each, an “Independent Trustee”).

The Committee shall elect a Chairperson by majority vote. When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation, if any, of Committee members and its Chairperson shall be as determined from time to time by the Boards.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all Board members; however, no member of either Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee and the Committee may hold executive sessions during which only members of the Committee are present. An affirmative vote or the consent of a majority of all the members of the Committee is required for the Committee to take action. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee shall cause to be kept such records of its meetings as it shall deem appropriate.

As it deems necessary and at the Trusts’ expense, the Committee is authorized to confer with, and to seek the help of, outside advisors, including without limitation counsel to the Trusts and counsel to the Independent Trustees, and officers or other employees of the Trust, as well as officers and employees of Barclays Global Investors, N.A. and its affiliates.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for consideration.

V. Approval of Charter. This Charter and any amendments are subject to approval by the Boards.

ANNEX A to APPENDIX D

General Guidelines for Selecting Independent Trustees

I. Application of Criteria to Prospective Independent Trustees. The Committee expects that all candidates should generally have the following characteristics:

1. The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a series of either Trust, or the Trusts’ principal underwriter/placement agent.

2. The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. As fiduciaries, mutual fund trustees must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a trustee. The Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3. The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Trusts and should be willing and able to contribute positively to the decision-making process of the Trusts.

4. The candidate should be committed to understanding the Trusts and the responsibilities of an Independent Trustee of an investment company and to regularly attending and participating in meetings of the Boards and the committees on which the candidate would be a member.

5. The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trusts and to act in the interests of all shareholders.

6. The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7. The candidate should have the ability to serve a sufficient number of years before reaching the Trusts’ mandatory retirement age for Trustees.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

For each candidate, the Committee shall evaluate specific experience in light of the makeup of the then-current Boards.

The Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

In evaluating candidates, the Committee shall seek to have at least one Independent Trustee qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and the Committee shall give preference to candidates that the Committee believes would qualify as audit committee financial experts.

II. Application of Criteria to Existing Independent Trustees. Each existing Independent Trustee shall continue to serve in such capacity in accordance with, and subject to, the Trusts’ charter documents and any policies adopted by the Boards relating thereto, including, without limitation, the Trusts’ retirement policy for Trustees. Any re-nomination of an existing Independent Trustee should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Trustees’ performance on the Boards and any committees thereof.

APPENDIX E

Master Investment Portfolio (“MIP”)

Barclays Global Investors Funds (“BGIF”)

AUDIT COMMITTEE CHARTER

(1)	Composition of the Audit Committee: The Audit Committee of the Board of Trustees of MIP and the Audit Committee of the Board of Trustees of BGIF (hereinafter referred to in the singular as the “Committee” and the “Board”) shall be comprised of all of the Trustees of MIP and BGIF (each, a “Company,” and together, the “Companies”) that are not “interested persons” of the Companies within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). Each member of the Committee shall be “financially literate” as the committee interprets such qualification in its business judgment, or must become financially literate within a reasonable period of time (as the Committee interprets such time period in its business judgment) after his or her appointment to the Committee.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Any member of the Committee who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committee and the Board in the absence of such determination. Likewise, the presence on the Committee of a member determined to be such an expert does not otherwise affect the duties, obligations or liabilities of any other member of the Committee. Furthermore, the determination by the Board that any member of the Committee is an audit committee financial expert shall not make such person an expert for any other purpose, including without limitation under Section 11 of the Securities Act of 1933 or applicable fiduciary laws. The determination by the Board that a member of the Committee is an audit committee financial expert is solely a disclosure-based determination and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act and applicable rules of the Securities and Exchange Commission.

The Committee shall elect a chairperson by a majority vote (the “Chairperson”). When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation of Committee members shall be as determined by the Board from time to time. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Companies (or their subsidiaries, if any), other than fees paid in his or her capacity as a member of the Board or a committee of the Board, provided that, unless the rules of any applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Companies (provided that such compensation is not contingent in any way on continued service).

(2)	Purposes of the Committee: The purposes of the Committee are to:

I.	oversee the Companies’ accounting and financial reporting policies and processes and their internal controls over financial reporting, including any relevant information thereto at third-party service providers to the Companies;

II.	oversee, or as appropriate, assist Board oversight of, the quality, integrity and objectivity of the Companies’ financial statements and the independent audit thereof;

III.	interact with the Companies’ independent registered public accounting firm (the “independent accountants”), appropriate officers of the Companies (“Management”), and the investment adviser, sub-adviser, administrator and other key service providers regarding accounting and financial reporting matters;

IV.	oversee, or, as appropriate, assist Board oversight of, the Companies’ compliance with legal and regulatory requirements that relate to the Companies’ accounting and financial reporting, internal controls and independent audits;

V.	approve, prior to appointment, the engagement of the independent accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the independent accountants; and

VI.	assume such other responsibilities as may be delegated by the Board.

The function of the Committee is oversight. Management and contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Companies’ financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and for establishing and maintaining adequate internal controls over financial reporting, in all cases designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out an audit in accordance with applicable auditing standards of the Companies’ annual financial statements and, in connection with those responsibilities, for considering the Companies’ internal controls over financial reporting and, if so engaged by the Companies, for reviewing the Companies’ unaudited interim financial statements in accordance with applicable accounting standards. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Companies, and the members of the Committee are neither acting as, nor do they represent themselves to be acting as, accountants or auditors. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set independence standards for the independent accountants, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Companies from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by Management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Companies, the Companies’ investment adviser and any entity controlling, controlled by or under common control with the Companies’ investment adviser that provides ongoing services to the Companies (the “Adviser Affiliates”). The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audits, to determine or certify that either Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law or regulations, or to guarantee the independent accountants’ reports.

The independent accountants for the Companies shall report directly to the Committee.

(3)	Meetings of the Committee: The Committee shall meet as often as it deems reasonably necessary or advisable. A majority of the members shall be authorized to call a meeting of the Committee and to send notice thereof. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

In addition, the Committee shall meet separately at least annually with Management and the independent accountants to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately. The Committee may request any officer of the Companies or any officer or employee of any service provider, outside counsel to the Companies or to the independent trustees or representatives of the Companies’ independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee shall cause to be kept such minutes of its meetings as it shall deem appropriate.

(4)	Duties and Powers of the Committee: To carry out its purposes, the Committee shall have the following duties and powers:

VII.	with respect to the independent accountants,

PROPOSAL 1. to approve, prior to appointment, the engagement of the independent accountants to annually audit and provide their opinion on a Company’s financial statements, to approve and recommend to the Board, including those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Act), for approval, the selection, retention or termination of the independent accountants and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent accountants;

PROPOSAL 2. to advise the independent accountants that they shall report directly to the Committee;

PROPOSAL 3. to review and approve the compensation of the independent accountants for the performance of audit services to the Companies;

PROPOSAL 4. to ensure that the independent accountants prepare and deliver annually a formal written statement delineating all relationships between the independent accountants and the Companies and any Adviser Affiliate (the “Statement as to Independence”1), to discuss with the independent accountants any relationships or services disclosed in the Statement as to Independence that may impact the objectivity and independence of the Companies’ independent accountants, and to take appropriate action in response to the Statement as to Independence to satisfy the Committee of the independent accountants’ independence;

PROPOSAL 5. to obtain and review a report by the independent accountants, at least annually, describing the independent accountants’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review, or any material issues raised by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the independent accountants, and any steps taken to deal with any such issues;

PROPOSAL 6. to approve, prior to appointment, in accordance with the policies and procedures of the Audit Committee, the engagement of the independent accountants to provide non-audit services to the Companies or any Adviser Affiliate, if the engagement relates directly to the operations and financial reporting of the Companies;

PROPOSAL 7. to develop, to the extent deemed appropriate by the Committee, any policies and procedures for pre-approval of the engagement of the independent accountants to provide audit or non-audit services to a Company and to provide non-audit services to a Company’s Adviser Affiliates, if the engagement relates directly to the operations and financial reporting of the Companies, provided in either case that the policies and procedures are detailed as to the particular services covered (De minimis non-audit services do not require pre-approval2);

[1]	The independent accountants shall be responsible for the accuracy and completeness of the Statement as to Independence.
[2]	A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues received by the independent accountants from a Company and any Adviser Affiliate for services otherwise requiring Committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Company did not recognize these services as non-audit services at the time of the engagement; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

PROPOSAL 8. to consider the controls applied by the independent accountants and any measures taken by Management to assure that all audit or non-audit services requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

PROPOSAL 9. to review and approve the compensation of the independent accountants for the performance of non-audit services to the Companies;

PROPOSAL 10. if asked by Management or the independent accountants, to review and resolve any disagreements between Management and the independent accountants regarding financial accounting and reporting;

PROPOSAL 11. to establish clear policies regarding hiring of employees or former employees of the independent accountants by the Companies and the Companies’ investment advisor(s); and

VIII.	with respect to financial reporting principles and controls over financial reporting,

PROPOSAL 1. to advise Management and the independent accountants that they are expected to provide or cause to be provided to the Committee a timely analysis of significant financial reporting issues and practices;

PROPOSAL 2. to consider information and comments with respect to the Companies’ financial statements before their release, to meet with the independent accountants to discuss any matters of concern relating to, the Companies’ financial statements, including any adjustments to such statements recommended by the independent accountants, and to review the independent accountants’ opinion on the Companies’ financial statements;

PROPOSAL 3. to consider information and comments from the independent accountants with respect to the adequacy of internal controls over financial reporting;

PROPOSAL 4. to consider information and comments from the independent accountants with respect to the adequacy of internal controls of servicing agents employed on behalf of the Companies;

PROPOSAL 5. to consider the reports required by applicable laws and regulations to be made by the independent accountants regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and

•	other material written communications between the independent accountants and Management;

PROPOSAL 6. to consider any reports or communications (and Management’s responses thereto) submitted to the Committee by the independent accountants required by or referred to in Statement of Auditing Standards No. 61 (as codified by U.S. Auditing Standards Section 380 “Communication with Audit Committees”), as may be modified or supplemented, including reports and communications related to:

•	deficiencies in the design or operation of controls over financial reporting noted in the audit;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent accountants’ responsibility under generally accepted auditing standards;

•	significant accounting policies;

•	Management judgments and accounting estimates;

•	adjustments arising from the audit;

•	the responsibility of the independent accountants for other information in documents containing audited financial statements;

•	disagreements between Management and the independent accountants regarding the Companies’ financial reporting and the resolution of any such disagreements;

•	consultation by Management with other accountants;

•	major issues discussed with Management prior to retention of the independent accountants;

•	audit differences not booked by Management;

•	difficulties encountered with Management in performing the audit; and

•	the independent accountant’s judgments about the quality of a Company’s accounting principles;

PROPOSAL 7. to meet with Management and/or the independent accountants (separately from Management):

•	to discuss the scope of the annual audit or any audit or review of interim financial statements;

•	to discuss the audited financial statements;

•

to discuss any significant matters arising from any audit or report or communication referred to in this Section IV, whether raised by Management or the independent accountants, relating to the Companies’ financial statements;

•

to discuss significant tax accounting policies elected by the Companies (including compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) and their effect on amounts distributed and reported to shareholders for federal tax purposes;

•	to discuss significant changes to the Companies’ auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent accountants or Management;

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

•	to discuss such other matters as the Committee deems necessary or advisable;

PROPOSAL 8. to establish procedures reasonably designed:

•	to receive, retain and treat complaints that a Company receives from any source about the Company’s accounting, internal accounting controls, or auditing matters relating to the Company;

•

to receive confidential, anonymous submissions from employees of a Company, its investment adviser or its service providers about questionable accounting or auditing matters relating to the Company; and

PROPOSAL 9. to discuss with the Companies’ legal advisors any significant legal matters that may have a material effect on the financial statements; and

IX.	with respect to reporting, recommendations and other matters,

PROPOSAL 1. upon request by the Board, to provide advice to the Board in selecting the principal accounting officer of each Company;

PROPOSAL 2. to provide any report or other disclosures required by the rules of the Securities and Exchange Commission to be included in a Company’s proxy statement with respect to an annual meeting of shareholders;

PROPOSAL 3. to review this Charter at least annually and recommend any changes to the Board;

PROPOSAL 4. to evaluate the performance of the Committee on an annual basis and to report to the Board on the results of this evaluation (such evaluation may occur as part of the Board’s annual self-assessment);

PROPOSAL 5. to investigate or initiate an investigation of reports of improprieties in connection with the companies’ accounting or financial reporting; and

PROPOSAL 6. to review and report on its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5)	Resources and Authority of the Committee: The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants.

[Approved by the Boards of Trustees of Barclays Global Investors Funds and Master Investment Portfolio on May 20, 2009.]

APPENDIX F

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees Paid to Independent

Registered Public Accounting Firms

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Trust/Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Investment Portfolio	12/31/08	221,114	198,030	—	—
Active Stock Master Portfolio
Bond Index Master Portfolio
CoreAlpha Bond Master Portfolio
Government Money Market Master Portfolio
LifePath 2010 Master Portfolio
LifePath 2020 Master Portfolio
LifePath 2030 Master Portfolio
LifePath 2040 Master Portfolio
LifePath 2050 Master Portfolio
LifePath Retirement Master Portfolio
Money Market Master Portfolio
Prime Money Market Master Portfolio
S&P 500 Index Master Portfolio
Treasury Money Market Master Portfolio
Barclays Global Investors Funds	12/31/08	135,612	118,388	—	—
Bond Index Fund
Government Money Market Fund
LifePath 2010 Portfolio
LifePath 2020 Portfolio
LifePath 2030 Portfolio
LifePath 2040 Portfolio
LifePath 2050 Portfolio
LifePath Retirement Portfolio
Institutional Money Market Fund
Prime Money Market Fund
S&P 500 Stock Fund
Treasury Money Market Fund

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Investment Portfolio	12/31/08	168,893	153,975	—	—
Active Stock Master Portfolio
Bond Index Master Portfolio
CoreAlpha Bond Master Portfolio
Government Money Market Master Portfolio
LifePath 2010 Master Portfolio
LifePath 2020 Master Portfolio
LifePath 2030 Master Portfolio
LifePath 2040 Master Portfolio
LifePath 2050 Master Portfolio
LifePath Retirement Master Portfolio
Money Market Master Portfolio
Prime Money Market Master Portfolio
S&P 500 Index Master Portfolio
Treasury Money Market Master Portfolio
Barclays Global Investors Funds	12/31/08	72,402	66,990	—	—
Bond Index Fund
Government Money Market Fund
LifePath 2010 Portfolio
LifePath 2020 Portfolio
LifePath 2030 Portfolio
LifePath 2040 Portfolio
LifePath 2050 Portfolio
LifePath Retirement Portfolio
Institutional Money Market Fund
Prime Money Market Fund
S&P 500 Stock Fund
Treasury Money Market Fund

Fees for non-audit services provided to the Fund’s Adviser Affiliates for which pre-approval by the Audit Committee was required.

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Investment Portfolio	98,750	100,000	241,295	220,965	—	—
Active Stock Master Portfolio
Bond Index Master Portfolio
CoreAlpha Bond Master Portfolio
Government Money Market Master Portfolio
LifePath 2010 Master Portfolio
LifePath 2020 Master Portfolio
LifePath 2030 Master Portfolio
LifePath 2040 Master Portfolio
LifePath 2050 Master Portfolio
LifePath Retirement Master Portfolio
Money Market Master Portfolio
Prime Money Market Master Portfolio
S&P 500 Index Master Portfolio
Treasury Money Market Master Portfolio
Barclays Global Investors Funds
Bond Index Fund
Government Money Market Fund
LifePath 2010 Portfolio
LifePath 2020 Portfolio
LifePath 2030 Portfolio
LifePath 2040 Portfolio
LifePath 2050 Portfolio
LifePath Retirement Portfolio
Institutional Money Market Fund
Prime Money Market Fund
S&P 500 Stock Fund
Treasury Money Market Fund

Aggregate non-audit fees for services provided to the Fund, the Adviser, and the Adviser Affiliates, regardless of whether pre-approval was required.

		Aggregate Non-Audit Fees ($)
	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Investment Portfolio	12/31/08	363,545	335,962
Active Stock Master Portfolio
Bond Index Master Portfolio
CoreAlpha Bond Master Portfolio
Government Money Market Master Portfolio
LifePath 2010 Master Portfolio
LifePath 2020 Master Portfolio
LifePath 2030 Master Portfolio
LifePath 2040 Master Portfolio
LifePath 2050 Master Portfolio
LifePath Retirement Master Portfolio
Money Market Master Portfolio
Prime Money Market Master Portfolio
S&P 500 Index Master Portfolio
Treasury Money Market Master Portfolio

Bond Index Fund
Government Money Market Fund
LifePath 2010 Portfolio
LifePath 2020 Portfolio
LifePath 2030 Portfolio
LifePath 2040 Portfolio
LifePath 2050 Portfolio
LifePath Retirement Portfolio
Institutional Money Market Fund
Prime Money Market Fund
S&P 500 Stock Fund
Treasury Money Market Fund

APPENDIX G

Advisory and Other Fees Paid by Master Portfolios and Funds to BGFA, BGI and Affiliates

The table below sets forth the aggregate amount of the investment advisory fees paid by each Master Portfolio to BGFA, the aggregate amount of any other material payments by such Master Portfolio to BGFA, BGI and/or their affiliates and the purpose of any such payments for the fiscal year ended December 31, 2008.

Master Portfolio	Investment Advisory Fee (net of waivers and/or offsetting credits)	Other Material Payments	Purpose of Other Material Payments
LifePath Retirement Portfolio	$39,183	$135,628	Compensation to BGI as securities lending agent

LifePath 2010 Master Portfolio	$128,015	$414,127	Compensation to BGI as securities lending agent

LifePath 2020 Master Portfolio	$195,434	$1,017,245	Compensation to BGI as securities lending agent

LifePath 2030 Master Portfolio	$120,088	$879,025	Compensation to BGI as securities lending agent

LifePath 2040 Master Portfolio	$63,689	$755,421	Compensation to BGI as securities lending agent

LifePath 2050 Master Portfolio (operations commenced June 30, 2008)	($12,879)	$354	Compensation to BGI as securities lending agent

Money Market Master Portfolio	$21,342,064	$0	N/A

Prime Money Market Master Portfolio	$8,671,710	$0	N/A

Government Money Market Master Portfolio	$338,656	$0	N/A

Treasury Money Market Master Portfolio	$108,966	$0	N/A

Bond Index Master Portfolio	$79,815	$157,082	Compensation to BGI as securities lending agent

S&P 500 Index Master Portfolio	$1,143,908	$1,440,308	Compensation to BGI as securities lending agent

CoreAlpha Bond Master Portfolio	$3,507,984	$531,636	Compensation to BGI as securities lending agent
		$1,358,168	Compensation to BGI as administrator

Active Stock Master Portfolio	$4,111,502	$782,395	Compensation to BGI as securities lending agent
		$1,135,552	Compensation to BGI as administrator

G-1

The table below sets forth the aggregate amount of administration fees paid by each Fund to BGI for the fiscal year ended December 31, 2008. There were no other material payments made by such Fund to BGI and/or its affiliates, including affiliated brokers, for such fiscal year.

Fund	Administration Fee (net of waivers and/or offsetting credits)
LifePath Retirement Portfolio	$700,635

LifePath 2010 Portfolio	$2,090,128

LifePath 2020 Portfolio	$4,033,359

LifePath 2030 Portfolio	$2,960,478

LifePath 2040 Portfolio	$2,156,984

LifePath 2050 Portfolio	$(10,768	)*

Institutional Money Market Fund	$3,284,691

Prime Money Market Fund	$8,347,734

Government Money Market Fund	$339,160

Treasury Money Market Fund	$137,759

Bond Index Fund	$177,074

S&P 500 Stock Fund	$380,680

*	LifePath 2050 Portfolio commenced operations on June 30, 2008.

G-2

APPENDIX H

Name and Principal Occupation of Directors and Principal Executive Officers of BGFA

The following table provides the names of the Directors and Principal Officers of the Adviser and their principal occupation and position(s) with the Funds. The address of each Director and Principal Officer of the Adviser listed below is c/o Barclays Global Fund Advisors, 400 Howard Street, San Francisco, CA 94105.

Name	Principal Occupation	Position(s) with the Funds, if any

Blake Grossman, Chairman of the Board, Director and Chief Executive Officer	Chief Executive Officer, BGI	None

Anthony Spinale, Chief Financial Officer	Chief Financial Officer, BGI	None

Rohit Bhagat, Director, Chief Operating Officer	Chief Operating Officer, BGI	None

Lee Kranefuss, Director	Global Chief Executive Officer, iShares/Intermediary Groups of BGI	Trustee/Chairman

Michael Crowl, Secretary	Global General Counsel, BGI	None

Theda R. Haber, Assistant Secretary	Deputy Global General Counsel, BGI	None

Terri L. Slane, Assistant Secretary	Global Corporate Secretary, BGI	None

H-1

APPENDIX I

Other Funds Advised by BGFA and Fees

The following table lists certain information regarding investment companies with similar investment objectives for which BGFA provide investment advisory services, other than the Master Portfolios that are addressed in this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each such other investment company.

Name of Other Fund	Most Recent Fiscal Year End	Fee Rates as %	Net Assets at Indicated Fiscal Year End	Advisory Fees for Most Recent Fiscal Year (after waivers, if any)
iShares S&P 500 Index Fund	March 31, 2009		$14,743,300,162	$14,964,712

iShares Barclays Aggregate Bond Fund	February 28, 2009		$9,657,470,011	$18,451,086

I-1

APPENDIX J

Share Ownership of Certain Beneficial Owners

As of July 31, 2009, to the best knowledge of the Trust, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Funds as indicated:

Name and Address	Fund	Amount of Ownership	Percentage of Ownership
Anadarko Petroleum Corp. 1201 Lake Robbins Drive Spring, TX 77380	Prime Money Market Fund - Institutional Shares	200,000,000	5.07%

AT&T Inc. 208 S. Akard Street Dallas, TX 75202	Institutional Money Market Fund - Institutional Shares	995,000,000	41.72%

Banc of America Securities LLC 200 N. College Street Charlotte, NC 28255	Prime Money Market Fund - Select Shares	37,580,473	17.32%

Barclays Bank Delaware 100 S. West Street Wilmington, DE 19801	Institutional Money Market Fund - Institutional Shares	139,447,490	5.85%

Barclays California Corp. 400 Howard Street San Francisco, CA 94105	LifePath 2030 Portfolio - Class S	640	6.47%
	LifePath 2010 Portfolio - Class S	790	9.27%
	LifePath 2050 Portfolio - Class R	2,519	13.04%
	LifePath Retirement Portfolio - Class S	902	24.18%
	LifePath 2050 Portfolio - Class S	506	25.68%
	Government Money Market Fund - Capital Shares	100,295	100.00%
	Treasury Money Market Fund - Institutional Shares	10,020	100.00%
	LifePath 2040 Portfolio - Class S	511	100.00%

Barclays Capital Inc. For the Exclusive Benefit of Customers 200 Park Avenue New York, NY 10166	Institutional Money Market Fund - Trust Shares	21,353,494	42.39%
	Prime Money Market Fund- Select Shares	129,228,538	59.58%
	Treasury Money Market Fund - Select Shares	12,101,523	87.98%
	Institutional Money Market Fund - Select Shares	29,817,914	91.05%
	Treasury Money Market Fund - Premium Shares	12,145,596	99.34%
	Government Money Market Fund - Trust Shares	17,175,605	99.71%
	Treasury Money Market Fund - Capital Shares	52,418,038	99.81%
	Treasury Money Market Fund - Trust Shares	76,901,185	99.93%
	Prime Money Market Fund - Trust Shares	104,409,852	99.95%
	Government Money Market Fund - Select Shares	54,733,991	99.98%

Barclays Global Investors, N.A. As a Lending Agent on Behalf of Various Clients 400 Howard Street San Francisco, CA 94105	Government Money Market Fund - SL Agency	484,117,589	100.00%

Barclays Global Investors, N.A. On Behalf of Various Clients 400 Howard Street San Francisco, CA 94105	Prime Money Market Fund - SL Agency Shares	3,000,000,000	48.32%
	Institutional Money Market Fund - SL Agency Shares	21,665,288,243	98.86%

Barclays Nominees (Manx) Ltd. Re: Bom Ambiente Insurance Co. Pledged Account P.O. Box 9 Barclays House Victoria Street Douglas Isle of Man United Kingdom IM99 1AJ	Institutional Money Market Fund - Aon Captives Shares	39,602,587	41.21%

Becton, Dickinson and Co. One Becton Drive Franklin Lakes, NJ 07417	Prime Money Market Fund - Capital Shares	50,015,681	12.18%

Biogen Idec Massachusetts Inc. 14 Cambridge Center Cambridge, MA 02142	Institutional Money Market Fund - Premium Shares	23,723,307	5.04%

Bom Ambiente Insurance Co. For Aon Insurance Managers (Cayman) Ltd. Acting as Secretary P.O. Box 69 Grand Cayman, Cayman Islands	Institutional Money Market Fund - Aon Captives Shares	11,323,825	11.78%

Brown Brothers Harriman & Co. COMSET for the Benefit of Its Customers 140 Broadway New York, NY 10005	Prime Money Market Fund - Premium Shares	251,000,000	11.39%
	Institutional Money Market Fund - Premium Shares	175,000,000	37.16%

Calhoun & Co. 411 W. Lafayette Detroit, MI 48226	Government Money Market Fund - Premium Shares	5,131,966	99.80%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers 101 Montgomery Street San Francisco, CA 94104	LifePath 2050 Portfolio - Class I	25,286	6.46%
	LifePath Retirement Portfolio Class I	1,357,885	12.31%
	LifePath 2030 Portfolio - Class I	6,861,527	19.28%
	LifePath 2010 Portfolio - Class I	5,040,973	20.40%
	LifePath 2020 Portfolio - Class I	9,213,749	22.36%
	LifePath 2040 Portfolio - Class I	6,709,259	26.85%
	Bond Index Fund	6,924,225	47.66%

Chicago Mercantile Exchange Inc. Customer Segregated 30 South Wacker Drive Chicago, IL 60606	Institutional Money Market Fund - Premium Shares	264,008,339	56.06%

Chicago Mercantile Exchange Inc. Customer Segregated 20 South Wacker Drive Chicago, IL 60606	Prime Money Market Fund - Premium Shares	509,492,843	23.13%

Chicago Mercantile Exchange Inc. Firm Account 20 South Wacker Drive Chicago, IL 60606	Prime Money Market Fund - Premium Shares	333,076,544	15.12%

Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001	Prime Money Market Fund - Premium Shares	171,165,411	7.77%

City of Austin Deferred Compensation Plan Wells Fargo Bank N.A. Custodian 8515 East Orchard Road 2T2 Englewood, CO 80111	S&P 500 Stock Fund	103,403	5.98%

County of Santa Clara 70 W. Hedding San Jose, CA 95110	Prime Money Market Fund - Institutional Shares	235,887,118	5.98%

Crown Equipment Corp. 401K Retirement Savings Plan P.O. Box 419784 Kansas City, MO 64141	S&P 500 Stock Fund	171,748	9.94%

Electronic Arts Inc. 209 Redwood Shores Parkway Redwood City, CA 94065	Government Money Market Fund - Institutional Shares	18,192,135	99.94%

Ernst and Young US LLP 200 Plaza Drive Secaucus, NJ 07094	Institutional Money Market Fund - Institutional Shares	450,000,000	18.87%

Evercore Trust Co. N.A. Trustee FBO 7 Eleven Inc. Employees Trust 601 South Figueroa Street Los Angeles, CA 90017	S&P 500 Stock Fund	110,198	6.38%

Fifth Third Bank Trustee FBO Cintas P.O. Box 630074 Cincinnati, OH 45263	LifePath 2030 Portfolio - Class I	2,365,008	6.65%
	LifePath 2040 Portfolio - Class I	1,802,871	7.22%
	LifePath 2050 Portfolio - Class I	52,265	13.36%

FTCI Agent 600 Fifth Avenue New York, NY 10020	Institutional Money Market Fund - Trust Shares	3,298,000	6.55%

FTCI Agent Revenue 600 Fifth Avenue New York, NY 10020	Institutional Money Market Fund - Trust Shares	25,716,500	51.05%

General Electric Capital Corporation #2 201 High Ridge Road Stamford, CT 06927	Prime Money Market Fund - Institutional Shares	250,286,115	6.35%

Goldman Sachs Global Services Omnibus Account Goldman Sachs & Co. 71 South Wacker Drive Chicago, IL 60606	Prime Money Market Fund - Capital Shares	240,961,425	58.66%

Government Development Bank for Puerto Rico De Diego Avenue San Juan, PR 00907	Prime Money Market Fund - Institutional Shares	499,520,000	12.67%

Hare & Co. c/o Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057	Prime Money Market Fund - Premium Shares	205,199,535	9.31%

Hartford Life Separate Account 457 P.O. Box 2999 Hartford, CT 06104	LifePath Retirement Portfolio - Class R	1,518,077	48.53%
	LifePath 2010 Portfolio - Class R	5,265,035	62.81%
	LifePath 2020 Portfolio - Class R	10,790,234	65.80%
	LifePath 2040 Portfolio - Class R	6,205,168	70.92%
	LifePath 2030 Portfolio - Class R	10,004,528	71.27%

Hartford Securities Distribution Co. Concentration Account P.O. Box 2999 Hartford, CT 06104	LifePath Retirement Portfolio - Class R	176,211	5.63%

Huntsman Corp. 500 Huntsman Way Salt Lake City, UT 84108	Prime Money Market Fund - Institutional Shares	200,056,120	5.07%

J.P. Morgan Clearing Corp. FBO 42024534 One Metrotech Center North Brooklyn, NY 11201	Institutional Money Market Fund - Select Shares	2,247,406	6.86%

J.P. Morgan Clearing Corp. FBO 75280191 Qualcomm Inc. One Metrotech Center North Brooklyn, NY 11201	Institutional Money Market Fund - Capital Shares	139,703,125	99.93%

MAC & Co. Account UPRF8746142 FBO UPMC P.O. Box 3198 Pittsburgh, PA 15230	LifePath Retirement Portfolio - Class I	599,767	5.44%

MAC & Co. Account UPRF8746152 FBO UPMC P.O. Box 3198 Pittsburgh, PA 15230	LifePath 2010 Portfolio - Class I	1,474,751	5.97%

MAC & Co. Account UPRF8746162 FBO UPMC P.O. Box 3198 Pittsburgh, PA 15230	LifePath 2020 Portfolio - Class I	2,599,323	6.31%

MAC & Co. Account UPRF8746172 FBO UPMC P.O. Box 3198 Pittsburgh, PA 15230	LifePath 2030 Portfolio - Class I	2,345,903	6.59%

MAC & Co. Account UPRF8746182 FBO UPMC P.O. Box 3198 Pittsburgh, PA 15230	LifePath 2040 Portfolio - Class I	1,630,048	6.52%

MAC & Co. Account UPRF8746212 FBO UPMC P.O. Box 3198 Pittsburgh, PA 15230	LifePath 2050 Portfolio - Class I	26,512	6.78%

Mellon Financial Markets LLC FBO United Health Group One Mellon Center Pittsburgh, PA 15258	Prime Money Market Fund - Premium Shares	361,410,727	16.40%

Mercer Trust Co. Custodian FBO MMC Supplemental Savings and Investment Plan One Investors Way Norwood, MA 02062	LifePath 2020 Portfolio - Class S	19,072	45.48%
	LifePath 2010 Portfolio - Class S	4,822	56.56%
	LifePath 2030 Portfolio - Class S	6,300	63.76%
	LifePath 2050 Portfolio - Class S	1,465	74.32%

Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	LifePath 2010 Portfolio - Class I	1,243,451	5.03%
	Bond Index Fund	1,074,114	7.39%
	LifePath Retirement Portfolio - Class I	840,378	7.62%
	S&P 500 Stock Fund	254,142	14.70%

New York Life Trust Co. 169 Lackawanna Ave. Parsippany, NJ 07054	LifePath 2010 Portfolio - Class I	4,536,547	18.35%
	LifePath 2020 Portfolio - Class I	8,492,659	20.61%
	LifePath 2040 Portfolio - Class I	5,185,819	20.76%
	LifePath 2030 Portfolio - Class I	9,183,408	25.81%
	LifePath Retirement Portfolio - Class I	3,543,929	32.13%

NFS LLC FBO Prudential Bank & Trust FSB IRA Rollover FBO Leslie Lim 23941 Philbrook Avenue Valencia, CA 91354	LifePath 2050 Portfolio - Class R	15,317	79.33%

NFS LLC FEBO State Street Bank & Trust Co. Trustee Various Retirement Plans 4 Manhattanville Road Purchase, NY 10577	LifePath 2040 Portfolio - Class I	3,240,942	12.97%
	LifePath 2030 Portfolio - Class I	5,627,701	15.82%
	LifePath 2010 Portfolio - Class I	4,425,679	17.91%
	LifePath Retirement Portfolio - Class I	2,091,010	18.96%
	LifePath 2020 Portfolio - Class I	8,231,100	19.98%
	LifePath 2050 Portfolio - Class I	231,838	59.26%

NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 100 Magellan Way Covington, KY 41015	LifePath 2030 Portfolio - Class S	2,941	29.76%
	LifePath 2010 Portfolio - Class S	2,914	34.18%
	LifePath 2020 Portfolio - Class S	22,252	53.06%
	LifePath Retirement Portfolio - Class S	2,812	75.38%

Northern Trust Co. Custodian FBO Texas Instruments Corporate Custody Account 26-10712 P.O. Box 92956 Chicago, IL 60675	LifePath 2010 Portfolio - Class I	1,948,966	7.89%

Northern Trust Co. Trustee FBO Harris Corp. Account 22-15843 P.O. Box 92956 Chicago, IL 60675	S&P 500 Stock Fund	212,028	12.27%

NRI Insurance Co. 76 St. Paul Street Burlington, VT 05401	Institutional Money Market Fund - Aon Captives Shares	37,350,508	38.87%

Oklahoma Public Employees Retirement System Board of Trustees FBO Sooner Save Plan 457 8515 E. Orchard Road 2T2 Englewood, CO 80111	S&P 500 Stock Fund	100,416	5.81%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 880 The Men’s Wearhouse, Inc. 40650 Encyclopedia Circle Fremont, CA 94538	S&P 500 Stock Fund	88,352	5.11%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 890 Jewish Federation Council of Greater Los Angeles 6505 Wilshire Blvd. Los Angeles, CA 90048	LifePath 2050 Portfolio - Class R	1,138	5.89%

SEI Private Trust Co. c/o State Street Bank & Trust Co. ID 571 One Freedom Valley Drive Oaks, PA 19456	Bond Index Fund	2,904,289	19.99%

St. Jude Medical, Inc. One Lillehei Plaza St. Paul, MN 55117	Prime Money Market Fund - Capital Shares	50,001,615	12.17%

State Street Bank & Trust Co. as Custodian FBO iShares Barclays MBS Bond Fund 200 Clarendon Street Boston, MA 02116	Prime Money Market Fund - SL Agency Shares	443,446,834	7.14%
	Treasury Money Market Fund - SL Agency Shares	1,133,910,750	41.13%

State Street Bank & Trust Co. as Custodian FBO iShares Barclays Aggregate Bond Fund 200 Clarendon Street Boston, MA 02116	Treasury Money Market Fund - SL Agency Shares	1,101,154,412	39.94%
	Prime Money Market Fund - SL Agency Shares	2,765,227,020	44.54%

State Street Bank & Trust Co. As Trustee for Citistreet Core Markets One Heritage Drive Quincy, MA 02171	LifePath 2040 Portfolio - Class R	655,701	7.49%
	LifePath 2030 Portfolio - Class R	1,058,015	7.54%
	LifePath 2010 Portfolio - Class R	636,916	7.60%
	LifePath 2020 Portfolio - Class R	1,312,389	8.00%
	LifePath Retirement Portfolio - Class R	268,566	8.58%

The New England Life Insurance Co. 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	S&P 500 Stock Fund	108,041	6.25%

Toyota Motor Credit Corp. 19001 South Western Avenue Torrance, CA 90501	Prime Money Market Fund - Institutional Shares	243,026,567	6.16%
	Institutional Money Market Fund - Institutional Shares	408,996,279	17.15%

Union Bank Trust Nominee FBO SIMF Omnibus Reinvest 530 B Street San Diego, CA 92101	Prime Money Market Fund - Select Shares	49,337,600	22.75%

Wachovia Bank FBO Various Retirement Plans 1525 West Harris Blvd. Charlotte, NC 28288	LifePath Retirement Portfolio - Class R	348,257	11.13%

Wendel & Co. Account 152066 One Wall Street New York, NY 10286	Treasury Money Market Fund - Select Shares	1,595,860	11.60%

Wilmington Trust Co. Custodian FBO Wyeth Account 074515-000.1 U/A 12/14/05 P.O. Box 8882 Wilmington, DE 19899	Prime Money Market Fund - Institutional Shares	247,107,377	6.27%